UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07443

Name of Registrant: Vanguard Whitehall Funds

Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:	Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: October 31

Date of reporting period: November 1, 2007–October 31, 2008

Item 1: Reports to Shareholders

Vanguard High Dividend Yield Index Fund Annual Report

October 31, 2008

>

For fiscal year 2008, the Investor Shares of Vanguard High Dividend Yield Index Fund had a disappointing return of about –32%. This result was in line with the performance of the benchmark index, but about 5 percentage points ahead of the average return of large-cap value funds.

>	Globally, stocks suffered their worst declines since the 2000–2002 bear market.
>	All sectors posted double-digit losses, with financial stocks accounting for one-third of the fund’s negative return.

Contents

Your Fund’s Total Returns	1
President’s Letter	2
Fund Profile	7
Performance Summary	8
Financial Statements	10
Your Fund’s After-Tax Returns	25
About Your Fund’s Expenses	26
Glossary	28

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Total Returns

Fiscal Year Ended October 31, 2008
	Ticker	Total
	Symbol	Returns
Vanguard High Dividend Yield Index Fund
Investor Shares	VHDYX	–32.17%
ETF Shares[1]	VYM
Market Price		–31.70
Net Asset Value		–32.07
FTSE High Dividend Yield Index		–31.99
Average Large-Cap Value Fund[2]		–37.28

Your Fund’s Performance at a Glance
October 31, 2007–October 31, 2008
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard High Dividend Yield Index Fund
Investor Shares	$21.61	$14.20	$0.590	$0.000
ETF Shares	54.55	35.84	1.560	0.000

1 Vanguard ETF™ Shares are traded on the NYSE Arca Exchange and are available only through brokers. The table shows ETF returns based on both the NYSE Arca market price and the net asset value for a share. U.S. Pat. No. 6,879,964 B2; 7,337,138.

2 Derived from data provided by Lipper Inc.

1

President’s Letter

Dear Shareholder,

For the fiscal year ended October 31, 2008, Vanguard High Dividend Yield Index Fund returned –32.17% for Investor Shares and –32.07% for ETF Shares based on net asset value. The fund closely tracked the performance of the benchmark FTSE High Dividend Yield Index, and was a few paces ahead of the average return of the peer group.

The fund’s above-average dividend yield provided some cushion for returns, but this was small comfort as stocks were buffeted by winds from all directions. The stock market contended with bank failures, frozen credit markets, and several months of record-high oil and commodity prices that pinched household budgets.

On October 31, the fund’s 30-day SEC yield for Investor Shares stood at 4.04%—more than a full percentage point above the 2.81% average dividend yield of the large-cap Standard & Poor’s 500 Index. Reflecting the steep decline in stock prices, the fund’s yield was up almost 1.40 percentage points from a year earlier.

If you own shares of the fund in a taxable account, see page 25 for a report on after-tax returns for the 12 months, based on the highest tax bracket.

Stock prices fell sharply in a global upheaval

Global stock markets started the 12-month period near all-time highs, but then declined sharply, laid low by the financial crisis that originated in the fixed income markets. The descent traced a series of jagged ups and

2

downs. During the week ended October 10, for example, the U.S. stock market returned about –18%. When Wall Street opened the following Monday, stocks surged, returning more than 10% over the next six and a half hours.

For the full 12 months, the broad U.S. stock market returned –36.43%; international stocks returned –48.27%. The pain was especially acute in emerging markets—among the strongest performers in recent years—as investors became increasingly risk-averse.

Bond market averages masked disparate returns

The broad U.S. taxable bond market registered an unremarkable return of 0.30% for the 12 months, but by its own typically sedate standards, the dislocations were extreme. The strong performance of U.S. Treasury and government securities was offset by double-digit declines in the corporate bond market. These dynamics led to unusually large differences between the yields of Treasuries and their corresponding private sector securities—both a reflection and a cause of the credit market’s distress. Despite their generally high creditworthiness, municipal bonds also fell in price, with the broad tax-exempt market registering a 12-month return of –3.30%.

The U.S. Federal Reserve Board responded to the turmoil with new lending programs and a dramatic easing of monetary policy. Over the full 12 months, the Fed reduced its target for the federal funds rate from 4.50% to 1.00%.

Market Barometer
	Average Annual Total Returns
	Periods Ended October 31, 2008
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	–36.80%	–5.51%	0.37%
Russell 2000 Index (Small-caps)	–34.16	–4.79	1.57
Dow Jones Wilshire 5000 Index (Entire market)	–36.43	–5.10	0.81
MSCI All Country World Index ex USA (International)	–48.27	–3.93	5.05

Bonds
Lehman U.S. Aggregate Bond Index (Broad taxable market)	0.30%	3.60%	3.48%
Lehman Municipal Bond Index	–3.30	1.71	2.73
Citigroup 3-Month Treasury Bill Index	2.31	3.93	3.10

CPI
Consumer Price Index	3.66%	2.83%	3.20%

3

All market sectors succumbed to investors’ anxiety

Your fund’s portfolio seeks to closely replicate the FTSE High Dividend Yield Index. The sector weightings within the portfolio typically differ from those of the broad market because of the fund’s focus on investing in stocks that pay high dividends and may have the potential for long-term capital appreciation. Although no sector escaped harsh downdrafts over the past year, your fund had significant exposure to some of those hardest-hit, notably financial and industrial stocks.

Financial stocks—which boasted some of the highest dividend yields—represented the largest slice of the fund, almost one-quarter of the portfolio during the fiscal year. This sector returned –44%, accounting for about one-third of the fund’s decline, as beleaguered commercial and investment banks, brokerages, and other financial firms grappled with unprecedented credit market turmoil that spanned the globe.

The industrial sector, which posted a –42% return, was also one of the fund’s largest positions. These companies—such as conglomerates, construction and farm machinery manufacturers, and aerospace and defense contractors—suffered from investors’ concern about slower global economic growth. Industrial holdings shaved 6 percentage points from the fund’s return.

Consumer staples companies, another large position, held up best as the economy slumped. This somewhat

Total Returns
November 16, 2006,[1] Through October 31, 2008
Average
Annual Return
High Dividend Yield Index Fund Investor Shares	–13.84%
FTSE High Dividend Yield Index	–13.59
Average Large-Cap Value Fund[2]	–17.03

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

1 Share-class inception.

2 Derived from data provided by Lipper Inc..

4

recession-resistant sector returned –11%, with some holdings—notably packaged food companies, a beer brewer, and a tobacco company—posting gains

Whether markets are rising or falling, the hallmark of a successful index fund is to deliver market-tracking—not market-beating—returns. Your fund has achieved this goal since its inception almost two years ago. This is a tribute to the risk-control and portfolio management skills, as well as the efficient trading systems, of Vanguard Quantitative Equity Group, the fund’s advisor. Also important is the fund’s low expense ratio, which allows it to more closely track the cost-free index.

When risks seem to outrun rewards, don’t lose sight of the long term

Seasoned investors know that the opportunity associated with stocks—which historically have outperformed bonds over the long term—comes with a string attached: higher risk, or volatility. Over the past year, we have all been starkly reminded of that risk.

When the markets are churning, the temptation to make emotional decisions can be strong—and counterproductive. Our experience indicates that diversification within and across asset classes—including stocks, bonds, and cash—can help investors to resist that temptation.

Expense Ratios[1]
Your Fund Compared With Its Peer Group
			Average
	Investor	ETF	Large-Cap
	Shares	Shares	Value Fund
High Dividend Yield Index Fund	0.40%	0.25%	1.28%

1 The fund expense ratios shown are from the prospectuses dated February 22, 2008. For the fiscal year ended October 31, 2008, the fund’s expense ratios were 0.35% for Investor Shares and 0.20% for ETF Shares. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2007.

5

Of course, even balanced portfolios have faced tough times during the past 12 months. Still, history suggests that following the time-tested principles of diversification and balance can put you in a good position to benefit from the market’s long-term opportunities. By providing the potential to track segments of the market with above-average dividend yields, Vanguard High Dividend Yield Index Fund can play a useful role in a portfolio built on these principles.

Thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III

President and Chief Executive Officer

November 12, 2008

Vanguard High Dividend Yield ETF
Premium/Discount: November 10, 2006[1] –October 31, 2008

	Market Price Above or		Market Price Below
	Equal to Net Asset Value			Net Asset Value
	Number	Percentage	Number	Percentage
Basis Point Differential[2]	of Days	of Total Days	of Days	of Total Days
0–24.9	205	41.17%	248	49.80%
25–49.9	19	3.82	7	1.41
50–74.9	6	1.20	2	0.40
75–100.0	5	1.00	0	0.00
>100.0	6	1.20	0	0.00
Total	241	48.39%	257	51.61%

1 Share-class inception.

2 One basis point equals 1/100 of a percentage point.

6

High Dividend Yield Index Fund

Fund Profile

As of October 31, 2008

Portfolio Characteristics
		Target	Broad
	Fund	Index[1]	Index[2]
Number of Stocks	531	531	4,647
Median Market Cap	$51.9B	$51.9B	$27.5B
Price/Earnings Ratio	12.9x	12.9x	12.8x
Price/Book Ratio	1.7x	1.7x	1.8x
Yield[3]		4.4%	2.6%
Investor Shares	4.0%
ETF Shares	4.2%
Return on Equity	20.2%	20.2%	20.4%
Earnings Growth Rate	9.4%	9.4%	17.8%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	11%	—	—
Expense Ratio
(October 31, 2007)[4]		—	—
Investor Shares	0.40%
ETF Shares	0.25%
Short-Term Reserves	0.5%	—	—

Sector Diversification (% of equity exposure)
		Target	Broad
	Fund	Index[1]	Index[2]
Consumer Discretionary	5.8%	5.8%	8.8%
Consumer Staples	17.7	17.7	11.1
Energy	6.1	6.1	12.5
Financials	23.7	23.7	16.7
Health Care	13.8	13.8	13.7
Industrials	12.4	12.4	11.1
Information Technology	1.3	1.3	15.6
Materials	3.9	3.9	3.4
Telecommunication
Services	6.1	6.1	3.0
Utilities	9.2	9.2	4.1

Ten Largest Holdings[5] (% of total net assets)

General Electric Co.	industrial
	conglomerates	4.9%
The Procter & Gamble Co.	household
	products	4.6
Johnson & Johnson	pharmaceuticals	4.2
AT&T Inc.	telecommunication
	services	3.8
Chevron Corp.	integrated oil
	and gas	3.7
JPMorgan Chase & Co.	diversified
	financial services	3.6
Bank of America Corp.	diversified
	financial services	2.9
Pfizer Inc.	pharmaceuticals	2.9
Wells Fargo & Co.	diversified banks	2.7
The Coca-Cola Co.	soft drinks	2.5
Top Ten		35.8%

Investment Focus

1 FTSE High Dividend Yield Index.

2 Dow Jones Wilshire 5000 Index.

3 30-day SEC yield for the fund; annualized dividend yield for the indexes. See the Glossary.

4 The expense ratios shown are from the prospectus dated February 22, 2008. For the fiscal year ended October 31, 2008, the fund’s expense ratios were 0.35% for Investor Shares and 0.20% for ETF Shares.

5 The holdings listed exclude any temporary cash investments and equity index products.

See the glossary of investment terms.

7

High Dividend Yield Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: November 16, 2006–October 31, 2008

Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended October 31, 2008		Final Value
		Since	of a $10,000
	One Year	Inception[1]	Investment
High Dividend Yield Index Fund
Investor Shares[2]	–32.17%	–13.84%	$7,472
Dow Jones Wilshire 5000 Index	–36.43	–15.56	7,183
FTSE High Dividend Yield Index	–31.99	–13.59	7,514
Average Large-Cap Value Fund[3]	–37.28	–17.03	6,939

			Final Value
		Since	of a $10,000
	One Year	Inception[1]	Investment
High Dividend Yield Index Fund
ETF Shares Net Asset Value	–32.07%	–13.23%	$7,558
Dow Jones Wilshire 5000 Index	–36.43	–14.76	7,298
FTSE High Dividend Yield Index	–31.99	–13.12	7,577

1 Performance for the fund and its comparative standards is calculated since inception: November 16, 2006, for Investor Shares and November 10, 2006, for ETF Shares.

2 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

3 Derived from data provided by Lipper Inc.

8

High Dividend Yield Index Fund

Cumulative Returns of ETF Shares: November 10, 2006–October 31, 2008
		Cumulative
	One Year	Since Inception
High Dividend Yield Index Fund
ETF Shares Market Price	–31.70%	–24.21%
High Dividend Yield Index Fund
ETF Shares Net Asset Value	–32.07	–24.42
FTSE High Dividend Yield Index	–31.99	–24.23

Fiscal-Year Total Returns (%): November 16, 2006–October 31, 2008

Average Annual Total Returns: Periods Ended September 30, 2008

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

			Since
	Inception Date	One Year	Inception
Investor Shares[1]	11/16/2006	–20.57%	–6.91%
ETF Shares	11/10/2006
Market Price		–20.18	–6.15
Net Asset Value		–20.45	–6.31

1 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

Note: See Financial Highlights tables for dividend and capital gains information.

9

High Dividend Yield Index Fund

Financial Statements

Statement of Net Assets

As of October 31, 2008

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Common Stocks (100.0%)
Consumer Discretionary (5.8%)
McDonald’s Corp.	65,038	3,768
Home Depot, Inc.	96,873	2,285
Carnival Corp.	26,846	682
Sherwin-Williams Co.	6,719	382
H & R Block, Inc.	18,808	371
Genuine Parts Co.	9,248	364
CBS Corp.	35,769	347
VF Corp.	6,263	345
Harley-Davidson, Inc.	13,529	331
Fortune Brands, Inc.	8,625	329
Mattel, Inc.	20,769	312
Hasbro, Inc.	8,198	238
Limited Brands, Inc.	19,601	235
Newell Rubbermaid, Inc.	15,800	217
Family Dollar Stores, Inc.	8,014	216
Whirlpool Corp.	4,283	200
General Motors Corp.	32,437	187
Darden Restaurants Inc.	8,081	179
Black & Decker Corp.	3,482	176
Leggett & Platt, Inc.	9,271	161
Eastman Kodak Co.	16,498	151
Gannett Co., Inc.	13,264	146
The Stanley Works	4,454	146
Foot Locker, Inc.	9,045	132
D. R. Horton, Inc.	17,798	131
Snap-On Inc.	3,392	125
Choice Hotels
International, Inc.	3,625	99
Regal Entertainment Group
Class A	7,583	97
Wendy’s/Arby’s Group, Inc.	26,714	97
Tupperware Brands Corp.	3,546	90
Autoliv, Inc.	4,156	89
KB Home	5,258	88
New York Times Co. Class A	8,235	82
Gentex Corp.	8,438	81
Hillenbrand Inc.	3,717	71
MDC Holdings, Inc.	1,995	67

			Market
			Value•
		Shares	($000)
	Polaris Industries, Inc.	1,794	60
	Lennar Corp. Class A	7,436	58
	Brinker International, Inc.	5,588	52
	Jones Apparel Group, Inc.	4,674	52
	Pool Corp.	2,876	50
	OfficeMax, Inc.	4,459	36
	The Buckle, Inc.	1,291	34
	Ethan Allen Interiors, Inc.	1,657	30
	Cato Corp. Class A	1,771	27
	Cooper Tire & Rubber Co.	3,135	24
	CBRL Group, Inc.	1,189	24
	ArvinMeritor, Inc.	3,908	23
	Jackson Hewitt
	Tax Service Inc.	1,655	23
	Superior Industries
	International, Inc.	1,558	22
*	Standard Pacific Corp.	7,270	21
	National Presto Industries, Inc.	306	20
	Warner Music Group Corp.	4,402	18
	National CineMedia Inc.	2,151	17
	La-Z-Boy Inc.	2,982	17
	Brunswick Corp.	4,648	16
	Furniture Brands
	International Inc.	2,767	16
	DineEquity, Inc.	873	16
	The Marcus Corp.	1,039	15
	The Pep Boys
	(Manny, Moe & Jack)	2,861	14
*	Domino’s Pizza, Inc.	2,260	13
	Modine Manufacturing Co.	1,654	12
	Group 1 Automotive, Inc.	1,163	12
	Blyth, Inc.	1,334	11
	Oxford Industries, Inc.	844	11
	Borders Group, Inc.	3,345	11
	Talbots Inc.	1,131	11
	Winnebago Industries, Inc.	1,860	11
	Ambassadors Group, Inc.	951	10
	Belo Corp. Class A	4,444	9
	The McClatchy Co. Class A	2,787	9
	Media General, Inc. Class A	1,096	8

10

High Dividend Yield Index Fund

			Market
			Value•
		Shares	($000)
	Skyline Corp.	378	8
	Sonic Automotive, Inc.	1,550	8
	Sealy Corp.	2,222	7
	American Axle &
	Manufacturing Holdings, Inc.	1,991	7
	Big 5 Sporting Goods Corp.	1,083	7
*	Ruby Tuesday, Inc.	2,537	6
*	Beazer Homes USA, Inc.	1,926	6
	Brookfield Homes Corp.	639	6
	Asbury Automotive Group, Inc.	1,681	5
	Lee Enterprises, Inc.	1,849	5
	Marine Products Corp.	741	5
	Journal Communications, Inc.	1,756	4
	Sinclair Broadcast Group, Inc.	1,231	4
	Stein Mart, Inc.	1,552	3
			13,911
Consumer Staples (17.7%)
	The Procter & Gamble Co.	171,865	11,092
	The Coca-Cola Co.	132,727	5,848
	Philip Morris International Inc.	118,137	5,135
	Anheuser-Busch Cos., Inc.	40,964	2,541
	Kraft Foods Inc.	84,440	2,461
	Altria Group, Inc.	118,083	2,266
	Colgate-Palmolive Co.	29,007	1,820
	Kimberly-Clark Corp.	23,866	1,463
	General Mills, Inc.	19,313	1,308
	Sysco Corp.	34,727	910
	Kellogg Co.	16,339	824
	H.J. Heinz Co.	18,123	794
	Lorillard, Inc.	9,993	658
	Reynolds American Inc.	12,737	624
	Avon Products, Inc.	24,540	609
	Campbell Soup Co.	16,038	609
	UST, Inc.	8,531	577
	The Clorox Co.	7,998	486
	Sara Lee Corp.	40,783	456
	ConAgra Foods, Inc.	25,953	452
	The Hershey Co.	9,625	358
	McCormick & Co., Inc.	6,758	227
	SuperValu Inc.	12,202	174
	Flowers Foods, Inc.	5,451	162
	J.M. Smucker Co.	3,140	140
	Universal Corp. (VA)	1,428	57
	Lancaster Colony Corp.	1,276	40
	Lance, Inc.	1,869	39
	Nu Skin Enterprises, Inc.	2,737	35
	Vector Group Ltd.	1,833	31
	WD-40 Co.	955	28
	Nash-Finch Co.	699	28
	Weis Markets, Inc.	648	21
	Alico, Inc.	369	15
	Farmer Brothers, Inc.	501	12
	Reddy Ice Holdings, Inc.	1,171	3
			42,303

		Market
		Value•
	Shares	($000)
Energy (6.1%)
Chevron Corp.	118,548	8,844
ConocoPhillips Co.	87,166	4,534
Spectra Energy Corp.	35,340	683
Patterson-UTI Energy, Inc.	9,121	121
Teekay Shipping Corp.	3,242	69
Copano Energy LLC	2,859	63
Nordic American
Tanker Shipping Ltd.	1,978	59
Ship Finance International Ltd.	2,985	41
Tsakos Energy Navigation Ltd.	1,550	38
General Maritime Corp.	1,270	19
Crosstex Energy, Inc.	1,818	19
Knightsbridge Tankers Ltd.	917	16
		14,506
Financials (23.7%)
Capital Markets (2.4%)
Bank of New York
Mellon Corp.	65,723	2,143
Merrill Lynch & Co., Inc.	87,643	1,629
Morgan Stanley	63,515	1,110
American Capital Ltd.	11,955	168
Jefferies Group, Inc.	7,139	113
Federated Investors, Inc.	4,409	107
Apollo Investment Corp.	8,076	106
^ Greenhill & Co., Inc.	1,182	78
Allied Capital Corp.	10,436	76
Waddell & Reed
Financial, Inc.	5,036	73
SWS Group, Inc.	1,587	29
Cohen & Steers, Inc.	771	14
MCG Capital Corp.	3,984	3

Commercial Banks (8.8%)
Wells Fargo & Co.	189,327	6,447
U.S. Bancorp	99,836	2,976
PNC Financial Services Group	19,889	1,326
BB&T Corp.	31,737	1,138
SunTrust Banks, Inc.	20,339	816
Wachovia Corp.	123,615	792
M & T Bank Corp.	6,357	516
Regions Financial Corp.	39,854	442
Fifth Third Bancorp	32,991	358
KeyCorp	28,376	347
National City Corp.	120,196	325
Marshall & Ilsley Corp.	14,932	269
Comerica, Inc.	8,608	237
Zions Bancorp	6,125	234
Huntington Bancshares Inc.	21,103	199
Commerce Bancshares, Inc.	4,110	194
Synovus Financial Corp.	18,710	193
Cullen/Frost Bankers, Inc.	3,428	192
Associated Banc-Corp.	7,342	162
Valley National Bancorp	7,777	148
City National Corp.	2,722	146

11

High Dividend Yield Index Fund

		Market
		Value•
	Shares	($000)
Bank of Hawaii Corp.	2,786	141
TCF Financial Corp.	7,570	134
First Horizon National Corp.	10,942	130
Popular, Inc.	16,102	122
BancorpSouth, Inc.	4,691	114
Wilmington Trust Corp.	3,923	113
FirstMerit Corp.	4,722	110
Fulton Financial Corp.	9,844	103
Westamerica Bancorporation	1,650	94
National Penn Bancshares Inc.	4,693	79
Hancock Holding Co.	1,795	79
Susquehanna Bancshares, Inc.	5,041	78
International Bancshares Corp.	2,981	77
United Bankshares, Inc.	2,407	77
Whitney Holdings Corp.	3,808	72
Old National Bancorp	3,807	72
F.N.B. Corp.	5,278	69
Trustmark Corp.	3,232	66
Glacier Bancorp, Inc.	3,136	63
First Financial Bankshares, Inc.	1,160	63
CVB Financial Corp.	4,887	62
Park National Corp.	836	61
First Midwest Bancorp, Inc.	2,704	60
MB Financial, Inc.	1,956	58
Umpqua Holdings Corp.	3,356	57
S & T Bancorp, Inc.	1,658	57
First BanCorp Puerto Rico	5,383	55
Webster Financial Corp.	2,895	54
NBT Bancorp, Inc.	1,925	54
Pacific Capital Bancorp	2,705	53
Colonial BancGroup, Inc.	11,481	47
First Commonwealth
Financial Corp.	4,081	45
Community Bank System, Inc.	1,707	43
WesBanco, Inc.	1,564	43
PacWest Bancorp	1,586	40
City Holding Co.	920	38
First Busey Corp.	1,995	37
IBERIABANK Corp.	697	36
United Community Banks, Inc.	2,671	35
Chemical Financial Corp.	1,299	34
Community Trust Bancorp Inc.	881	29
Independent Bank Corp. (MA)	949	27
Simmons First National Corp.	880	27
First Merchants Corp.	1,149	25
Oriental Financial Group Inc.	1,556	25
Sterling Financial Corp.	2,955	25
The South Financial Group, Inc.	4,276	25
Harleysville National Corp.	1,759	24
Central Pacific Financial Co.	1,496	23
First Financial Bancorp	1,722	23
Renasant Corp.	1,088	23
Citizens Banking Corp.	7,715	23
Tompkins Trustco, Inc.	461	23
S.Y. Bancorp, Inc.	810	22
First Financial Corp. (IN)	519	22

			Market
			Value•
		Shares	($000)
	Provident Bankshares Corp.	2,055	22
	First Community
	Bancshares, Inc.	688	22
	First Source Corp.	942	20
	Sandy Spring Bancorp, Inc.	923	20
	Capital City Bank Group, Inc.	663	19
	Suffolk Bancorp	564	18
	Lakeland Bancorp, Inc.	1,564	17
	Arrow Financial Corp.	641	17
	Washington Trust Bancorp, Inc.	779	17
	Cascade Bancorp	1,710	16
^	Frontier Financial Corp.	2,441	16
	First Bancorp (NC)	927	16
	Camden National Corp.	501	15
	Sterling Bancorp	912	14
	Columbia Banking System, Inc.	882	14
	Wilshire Bancorp Inc.	1,076	12
	Old Second Bancorp, Inc.	828	11
	Peoples Bancorp, Inc.	533	10
	Banner Corp.	776	10
	City Bank Lynnwood (WA)	777	8
	Hanmi Financial Corp.	1,718	7
	Capitol Bancorp Ltd.	661	7
	West Coast Bancorp	772	7
	Integra Bank Corp.	1,115	7
	Santander BanCorp	657	6
	Amcore Financial, Inc.	1,284	6
	Midwest Banc Holdings, Inc.	1,264	4

	Consumer Finance (0.1%)
*	SLM Corp.	26,818	286
	Nelnet, Inc.	1,220	18
	Advance America,
	Cash Advance Centers, Inc.	3,652	10
	Student Loan Corp.	217	8
	Advanta Corp. Class B	1,498	7
	The First Marblehead Corp.	2,530	4
	Advanta Corp. Class A	571	1

	Diversified Financial Services (8.4%)
	JPMorgan Chase & Co.	211,173	8,711
	Bank of America Corp.	287,492	6,949
	Citigroup, Inc.	312,116	4,260
	CIT Group Inc.	17,002	70
	Financial Federal Corp.	1,451	34

	Insurance (3.1%)
	The Travelers Cos., Inc.	33,878	1,442
	The Chubb Corp.	20,734	1,074
	Marsh & McLennan Cos., Inc.	29,376	861
	The Allstate Corp.	31,101	821
	Lincoln National Corp.	14,956	258
	Willis Group Holdings Ltd.	9,428	247
	Cincinnati Financial Corp.	9,286	241
	Axis Capital Holdings Ltd.	8,272	236
	PartnerRe Ltd.	3,045	206

12

High Dividend Yield Index Fund

		Market
		Value•
	Shares	($000)
XL Capital Ltd. Class A	19,022	185
The Hartford Financial
Services Group Inc.	17,313	179
MBIA, Inc.	15,841	156
Arthur J. Gallagher & Co.	5,462	133
Nationwide Financial
Services, Inc.	2,613	124
Old Republic
International Corp.	13,148	121
First American Corp.	5,394	110
Fidelity National
Financial, Inc. Class A	12,203	110
Aspen Insurance
Holdings Ltd.	4,750	109
Endurance Specialty
Holdings Ltd.	3,469	105
IPC Holdings Ltd.	2,954	82
Mercury General Corp.	1,552	80
Selective Insurance Group	3,074	73
State Auto Financial Corp.	2,371	62
Unitrin, Inc.	2,827	59
Harleysville Group, Inc.	1,726	55
Zenith National
Insurance Corp.	1,561	51
Erie Indemnity Co. Class A	1,263	47
Ambac Financial Group, Inc.	15,872	43
Safety Insurance Group, Inc.	901	34
American National
Insurance Co.	470	32
Protective Life Corp.	3,786	32
United Fire & Casualty Co.	1,058	25
Horace Mann Educators Corp.	2,058	16
Stewart Information
Services Corp.	627	10
Presidential Life Corp.	1,095	10
Kansas City Life Insurance Co.	173	8
Baldwin & Lyons, Inc. Class B	433	8
LandAmerica
Financial Group, Inc.	785	8

Thrifts & Mortgage Finance (0.9%)
Hudson City Bancorp, Inc.	29,854	562
People’s United Financial Inc.	19,848	347
New York Community
Bancorp, Inc.	19,510	306
Sovereign Bancorp, Inc.	37,487	109
Astoria Financial Corp.	5,496	105
First Niagara
Financial Group, Inc.	6,311	100
Washington Federal Inc.	5,014	88
NewAlliance Bancshares, Inc.	6,267	86
Capitol Federal Financial	1,237	58
TrustCo Bank NY	4,402	54
Provident Financial
Services Inc.	3,369	49
Brookline Bancorp, Inc.	3,583	42

		Market
		Value•
	Shares	($000)
Dime Community Bancshares	2,039	34
Northwest Bancorp, Inc.	858	23
Flushing Financial Corp.	1,236	19
First Financial Holdings, Inc.	698	15
Bank Mutual Corp.	1,221	14
Anchor Bancorp
Wisconsin Inc.	1,197	7
* Guaranty Financial
Group, Inc.	2,861	6
Flagstar Bancorp, Inc.	2,915	6
Corus Bankshares Inc.	1,939	4
		56,500
Health Care (13.8%)
Johnson & Johnson	161,505	9,907
Pfizer Inc.	386,297	6,841
Abbott Laboratories	88,493	4,880
Merck & Co., Inc.	123,004	3,807
Wyeth	76,879	2,474
Bristol-Myers Squibb Co.	112,770	2,318
Eli Lilly & Co.	64,755	2,190
Teleflex Inc.	2,260	120
Owens & Minor, Inc.	2,399	104
Hill-Rom Holdings, Inc.	3,598	82
Mentor Corp.	2,093	35
Datascope Corp.	665	33
Landauer, Inc.	534	29
Brookdale Senior Living Inc.	2,734	24
Computer Programs
and Systems, Inc.	232	6
		32,850
Industrials (12.4%)
General Electric Co.	603,658	11,777
3M Co.	40,159	2,582
United Parcel Service, Inc.	39,141	2,066
Emerson Electric Co.	44,527	1,457
Caterpillar, Inc.	35,260	1,346
Honeywell International Inc.	42,985	1,309
Norfolk Southern Corp.	21,642	1,297
Raytheon Co.	23,975	1,225
Illinois Tool Works, Inc.	30,049	1,003
Northrop Grumman Corp.	19,411	910
Waste Management, Inc.	28,472	889
PACCAR, Inc.	20,914	612
Eaton Corp.	9,433	421
Pitney Bowes, Inc.	11,948	296
Republic Services, Inc.
Class A	10,612	252
Avery Dennison Corp.	6,091	213
Masco Corp.	20,595	209
R.R. Donnelley & Sons Co.	12,125	201
Hubbell Inc. Class B	2,842	102
The Timken Co.	5,467	87
GATX Corp.	2,793	80
Alexander & Baldwin, Inc.	2,370	76
The Corporate
Executive Board Co.	1,997	60

13

High Dividend Yield Index Fund

		Market
		Value•
	Shares	($000)
Watsco, Inc.	1,353	56
Diana Shipping Inc.	3,242	54
Applied Industrial
Technology, Inc.	2,497	50
HNI Corp.	2,695	49
Baldor Electric Co.	2,661	47
Otter Tail Corp.	1,917	45
Briggs & Stratton Corp.	2,805	44
Arkansas Best Corp.	1,414	41
Mine Safety Appliances Co.	1,506	41
Healthcare Services
Group, Inc.	2,435	40
Deluxe Corp.	3,167	39
Genco Shipping and
Trading Ltd.	1,841	38
ABM Industries Inc.	2,328	38
Knoll, Inc.	2,625	38
Seaspan Corp.	3,210	37
Barnes Group, Inc.	2,263	33
A.O. Smith Corp.	993	31
McGrath RentCorp	1,335	30
Steelcase Inc.	3,178	30
Eagle Bulk Shipping Inc.	2,764	28
Kelly Services, Inc. Class A	1,908	27
NACCO Industries, Inc. Class A	383	24
Federal Signal Corp.	2,696	23
Aircastle Ltd.	3,085	21
Standex International Corp.	768	20
Ennis, Inc.	1,420	17
Pacer International, Inc.	1,291	15
TAL International Group, Inc.	806	13
Courier Corp.	607	11
Kimball International, Inc.
Class B	1,299	10
CDI Corp.	741	10
Lawson Products, Inc.	309	9
Wabash National Corp.	1,491	9
The Standard Register Co.	1,088	9
Vicor Corp.	1,088	8
Sauer-Danfoss, Inc.	695	7
Horizon Lines Inc.	1,151	5
Xerium Technologies Inc.	721	3
		29,520
Information Technology (1.3%)
Automatic Data
Processing, Inc.	29,263	1,023
Paychex, Inc.	20,995	599
Analog Devices, Inc.	16,661	356
Xilinx, Inc.	15,921	293
Linear Technology Corp.	12,725	289
Microchip Technology, Inc.	10,596	261
Diebold, Inc.	3,735	111
Quality Systems, Inc.	1,152	44
Acxiom Corp.	4,318	34
Imation Corp.	2,138	26

		Market
		Value•
	Shares	($000)
United Online, Inc.	3,244	24
Nam Tai Electronics, Inc.	2,143	16
Electro Rent Corp.	960	12
infoGROUP, Inc.	2,046	9
		3,097
Materials (3.9%)
E.I. du Pont de
Nemours & Co.	51,530	1,649
Dow Chemical Co.	53,040	1,415
Nucor Corp.	18,032	730
Freeport-McMoRan
Copper & Gold, Inc.
Class B	21,893	637
Rohm & Haas Co.	8,378	589
Alcoa Inc.	46,910	540
PPG Industries, Inc.	9,531	473
Weyerhaeuser Co.	12,114	463
International Paper Co.	24,566	423
Vulcan Materials Co.	6,253	339
Southern Copper Corp.
(U.S. Shares)	15,283	223
Eastman Chemical Co.	4,418	178
Lubrizol Corp.	3,944	148
Sonoco Products Co.	5,836	147
Bemis Co., Inc.	5,871	146
MeadWestvaco Corp.	9,889	139
Valspar Corp.	5,780	118
RPM International, Inc.	7,386	105
Cabot Corp.	3,770	100
Ashland, Inc.	3,580	81
Compass Minerals
International, Inc.	1,445	79
Packaging Corp. of America	4,607	78
Olin Corp.	4,262	77
Sensient Technologies Corp.	2,800	71
Worthington Industries, Inc.	4,405	53
Eagle Materials, Inc.	2,421	43
Arch Chemicals, Inc.	1,498	42
Ferro Corp.	2,388	37
Temple-Inland Inc.	5,974	35
AMCOL International Corp.	1,223	30
A. Schulman Inc.	1,510	27
Louisiana-Pacific Corp.	5,608	27
Glatfelter	2,565	26
Wausau Paper Corp.	2,591	24
Chemtura Corp.	12,849	22
Valhi, Inc.	1,127	16
Schweitzer-Mauduit
International, Inc.	917	15
Greif Inc. Class B Shares	406	14
NL Industries, Inc.	766	11
Spartech Corp.	1,554	10
Stepan Co.	222	8
		9,388

14

High Dividend Yield Index Fund

		Market
		Value•
	Shares	($000)
Telecommunication Services (6.1%)
AT&T Inc.	340,477	9,114
Verizon Communications Inc.	163,355	4,847
Embarq Corp.	8,249	247
Windstream Corp.	25,301	190
Frontier
Communications Corp.	18,304	139
NTELOS Holdings Corp.	1,778	46
Alaska Communications
Systems Holdings, Inc.	2,433	23
Iowa Telecommunications
Services Inc.	1,469	22
FairPoint Communications, Inc.	4,828	19
		14,647
Utilities (9.2%)
Exelon Corp.	37,878	2,055
Southern Co.	44,013	1,511
Dominion Resources, Inc.	33,021	1,198
Duke Energy Corp.	71,865	1,177
FPL Group, Inc.	23,491	1,110
FirstEnergy Corp.	17,528	914
Entergy Corp.	11,106	867
Public Service Enterprise
Group, Inc.	29,225	823
American Electric
Power Co., Inc.	23,132	755
PG&E Corp.	20,458	750
PPL Corp.	21,403	702
Consolidated Edison Inc.	15,557	674
Edison International	18,736	667
Sempra Energy	14,205	605
Progress Energy, Inc.	15,074	593
Xcel Energy, Inc.	24,674	430
Ameren Corp.	12,005	390
DTE Energy Co.	9,480	335
Wisconsin Energy Corp.	6,776	295
Equitable Resources, Inc.	7,462	259
Constellation Energy
Group, Inc.	10,309	250
Pepco Holdings, Inc.	11,584	239
CenterPoint Energy Inc.	19,532	225
SCANA Corp.	6,642	219
Integrys Energy Group, Inc.	4,425	211
NiSource, Inc.	15,629	203
NSTAR	6,115	202
Northeast Utilities	8,903	201
MDU Resources Group, Inc.	10,472	191
ONEOK, Inc.	5,961	190
Alliant Energy Corp.	6,358	187
Pinnacle West Capital Corp.	5,825	184
Puget Energy, Inc.	7,414	174
National Fuel Gas Co.	4,717	171
UGI Corp. Holding Co.	6,164	147
OGE Energy Corp.	5,258	144
TECO Energy, Inc.	12,084	139
Piedmont Natural Gas, Inc.	4,180	138

			Market
			Value•
		Shares	($000)
	Aqua America, Inc.	7,566	136
	Great Plains Energy, Inc.	6,823	133
	AGL Resources Inc.	4,341	132
	Hawaiian Electric
	Industries Inc.	4,759	127
	Atmos Energy Corp.	5,139	125
	Nicor Inc.	2,638	122
	Westar Energy, Inc.	6,220	121
	Vectren Corp.	4,612	116
	ITC Holdings Corp.	2,801	114
	DPL Inc.	4,809	110
	WGL Holdings Inc.	2,843	92
	New Jersey Resources Corp.	2,401	89
	Cleco Corp.	3,478	80
	Northwest Natural Gas Co.	1,556	79
	Portland General Electric Co.	3,598	74
	Southwest Gas Corp.	2,584	67
	IDACORP, Inc.	2,516	67
	The Laclede Group, Inc.	1,261	66
	Avista Corp.	3,166	63
	ALLETE, Inc.	1,759	62
	South Jersey Industries, Inc.	1,712	58
	Black Hills Corp.	2,236	56
	UniSource Energy Corp.	1,978	55
	PNM Resources Inc.	5,088	50
	UIL Holdings Corp.	1,401	46
	MGE Energy, Inc.	1,268	45
	California Water Service Group	1,135	43
	CH Energy Group, Inc.	949	39
	Empire District Electric Co.	1,915	37
	NorthWestern Corp.	1,856	36
	American States Water Co.	973	33
	Central Vermont
	Public Service Corp.	628	13
			22,011
	Total Common Stocks
	(Cost $311,012)		238,733
	Temporary Cash Investment (0.5%)
1,2	Vanguard Market Liquidity
	Fund, 2.217%
	(Cost $1,220) 1,219,861		1,220
	Total Investments (100.5%)
	(Cost $312,232)		239,953
	Other Assets and Liabilities (–0.5%)
	Other Assets		845
	Liabilities[2]		(2,121)
			(1,276)
	Net Assets (100%)		238,677

15

High Dividend Yield Index Fund

At October 31, 2008, net assets consisted of:
Amount
($000)
Paid-in Capital	316,178
Undistributed Net Investment Income	766
Accumulated Net Realized Losses	(5,988)
Unrealized Appreciation (Depreciation)	(72,279)
Net Assets	238,677

Investor Shares—Net Assets
Applicable to 5,445,457 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	77,337
Net Asset Value Per Share—
Investor Shares	$14.20

ETF Shares—Net Assets
Applicable to 4,502,139 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	161,340
Net Asset Value Per Share—
ETF Shares	$35.84

•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
^	Part of security position is on loan to broker-dealers. The total value of securities on loan is $34,000.

1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

2 Includes $35,000 of collateral received for securities on loan.

See accompanying Notes, which are an integral part of the Financial Statements.

16

High Dividend Yield Index Fund

Statement of Operations

Year Ended
October 31, 2008
($000)
Investment Income
Income
Dividends	7,026
Interest[1]	7
Security Lending	11
Total Income	7,044
Expenses
The Vanguard Group—Note B
Investment Advisory Services	26
Management and Administrative—Investor Shares	178
Management and Administrative—ETF Shares	125
Marketing and Distribution—Investor Shares	18
Marketing and Distribution—ETF Shares	29
Custodian Fees	72
Auditing Fees	23
Shareholders’ Reports—Investor Shares	1
Shareholders’ Reports—ETF Shares	8
Total Expenses	480
Net Investment Income	6,564
Realized Net Gain (Loss) on Investment Securities Sold	213
Change in Unrealized Appreciation (Depreciation) of Investment Securities	(79,033)
Net Increase (Decrease) in Net Assets Resulting from Operations	(72,256)

1 Interest income from an affiliated company of the fund was $7,000.

See accompanying Notes, which are an integral part of the Financial Statements.

17

High Dividend Yield Index Fund

Statement of Changes in Net Assets

		November 10,
	Year Ended	2006[1] to
	October 31,	October 31,
	2008	2007
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	6,564	2,704
Realized Net Gain (Loss)	213	27
Change in Unrealized Appreciation (Depreciation)	(79,033)	6,754
Net Increase (Decrease) in Net Assets Resulting from Operations	(72,256)	9,485
Distributions
Net Investment Income
Investor Shares	(2,229)	(918)
ETF Shares	(3,969)	(1,386)
Realized Capital Gain
Investor Shares	—	—
ETF Shares	—	—
Total Distributions	(6,198)	(2,304)
Capital Share Transactions
Investor Shares	39,000	63,848
ETF Shares	96,649	110,453
Net Increase (Decrease) from Capital Share Transactions	135,649	174,301
Total Increase (Decrease)	57,195	181,482
Net Assets
Beginning of Period	181,482	—
End of Period[2]	238,677	181,482

1 Inception.

2 Net Assets—End of Period includes undistributed net investment income of $766,000 and $400,000.

See accompanying Notes, which are an integral part of the Financial Statements.

18

High Dividend Yield Index Fund

Financial Highlights

Investor Shares
	Year	Nov. 16,
	Ended	2006[1] to
	Oct. 31,	Oct. 31,
For a Share Outstanding Throughout Each Period	2008	2007
Net Asset Value, Beginning of Period	$21.61	$20.00
Investment Operations
Net Investment Income	.589	.542[2]
Net Realized and Unrealized Gain (Loss) on Investments	(7.409)	1.477
Total from Investment Operations	(6.820)	2.019
Distributions
Dividends from Net Investment Income	(.590)	(.409)
Distributions from Realized Capital Gains	—	—
Total Distributions	(.590)	(.409)
Net Asset Value, End of Period	$14.20	$21.61

Total Return[3]	–32.17%	10.16%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$77	$67
Ratio of Total Expenses to Average Net Assets	0.35%	0.40%[4]
Ratio of Net Investment Income to Average Net Assets	3.41%	2.43%[4]
Portfolio Turnover Rate[5]	11%	11%

1 Inception.

2 Calculated based on average shares outstanding.

3 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

4 Annualized.

5 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

19

High Dividend Yield Index Fund

Financial Highlights

ETF Shares
	Year	Nov. 10,
	Ended	2006[1] to
	Oct. 31,	Oct. 31,
For a Share Outstanding Throughout Each Period	2008	2007
Net Asset Value, Beginning of Period	$54.55	$50.04
Investment Operations
Net Investment Income	1.553	1.405[2]
Net Realized and Unrealized Gain (Loss) on Investments	(18.703)	4.190
Total from Investment Operations	(17.150)	5.595
Distributions
Dividends from Net Investment Income	(1.560)	(1.085)
Distributions from Realized Capital Gains	—	—
Total Distributions	(1.560)	(1.085)
Net Asset Value, End of Period	$35.84	$54.55

Total Return	–32.07%	11.26%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$161	$115
Ratio of Total Expenses to Average Net Assets	0.20%	0.25%[3]
Ratio of Net Investment Income to Average Net Assets	3.56%	2.58%[3]
Portfolio Turnover Rate[4]	11%	11%

1 Inception.

2 Calculated based on average shares outstanding.

3 Annualized.

4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

20

High Dividend Yield Index Fund

Notes to Financial Statements

Vanguard High Dividend Yield Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and ETF Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. ETF Shares are listed for trading on the NYSE Arca, Inc.; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended October 31, 2007–2008), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

5. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At October 31, 2008, the fund had contributed capital of $20,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.02% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

21

High Dividend Yield Index Fund

C. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended October 31, 2008, the fund realized $5,515,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at October 31, 2008, the fund had $874,000 of ordinary income available for distribution. The fund had available realized losses of $5,869,000 to offset future net capital gains of $609,000 through October 31, 2015, and $5,260,000 through October 31, 2016.

At October 31, 2008, the cost of investment securities for tax purposes was $312,350,000. Net unrealized depreciation of investment securities for tax purposes was $72,397,000, consisting of unrealized gains of $1,497,000 on securities that had risen in value since their purchase and $73,894,000 in unrealized losses on securities that had fallen in value since their purchase.

D. During the year ended October 31, 2008, the fund purchased $207,450,000 of investment securities and sold $71,455,000 of investment securities other than temporary cash investments.

E. Capital share transactions for each class of shares were:

		Year Ended	Inception[1] to
	October 31, 2008		October 31, 2007
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	67,493	3,933	78,051	3,765
Issued in Lieu of Cash Distributions	1,869	102	771	36
Redeemed	(30,362)	(1,681)	(14,974)	(710)
Net Increase (Decrease)—Investor Shares	39,000	2,354	63,848	3,091
ETF Shares
Issued	145,520	3,400	116,002	2,202
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(48,871)	(1,000)	(5,549)	(100)
Net Increase (Decrease)—ETF Shares	96,649	2,400	110,453	2,102

1 Inception was November 16, 2006, for Investor Shares and November 10, 2006, for ETF Shares.

22

High Dividend Yield Index Fund

F. In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157 (“FAS 157”), “Fair Value Measurements.” FAS 157 establishes a framework for measuring fair value and expands disclosures about fair value measurements in financial statements.

The various inputs that may be used to determine the value of the fund’s investments are summarized in three broad levels. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At October 31, 2008, 100% of the fund’s investments were valued based on Level 1 inputs.

23

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Whitehall Funds and the Shareholders of Vanguard High Dividend Yield Index Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard High Dividend Yield Index Fund (the “Fund”) at October 31, 2008, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period November 10, 2006 (commencement of operations) through October 31, 2007, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2008 by correspondence with the custodian, and by agreement to the underlying ownership records for Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 19, 2008

Special 2008 tax information (unaudited) for Vanguard High Dividend Yield Index Fund

This information for the fiscal year ended October 31, 2008, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $6,198,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 100.0% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

24

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2008. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns for Investor Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: High Dividend Yield Index Fund Investor Shares[1]
Periods Ended October 31, 2008
	One	Since
	Year	Inception[2]
Returns Before Taxes	–32.17%	–13.84%
Returns After Taxes on Distributions	–32.49	–14.17
Returns After Taxes on Distributions and Sale of Fund Shares	–20.30	–11.47

1 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

2 November 16, 2006.

25

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended October 31, 2008
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
High Dividend Yield Index Fund	4/30/2008	10/31/2008	Period[1]
Based on Actual Fund Return
Investor Shares	$1,000.00	$754.07	$1.50
ETF Shares	1,000.00	754.68	0.84
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.49	$1.73
ETF Shares	1,000.00	1,024.25	0.97

1 The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.34% for Investor Shares and 0.19% for ETF Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

26

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include the account service fee described in the prospectus. If such a fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

27

Glossary

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

28

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds. Among board members’ responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Chairman of the Board and Trustee

John J. Brennan[1]
Born 1954	Principal Occupation(s) During the Past Five Years: Chairman of the Board and Director/
Trustee Since May 1987;	Trustee of The Vanguard Group, Inc., and of each of the investment companies served
Chairman of the Board	by The Vanguard Group; Chief Executive Officer and President of The Vanguard Group
156 Vanguard Funds Overseen	and of each of the investment companies served by The Vanguard Group (1996–2008).

Independent Trustees

Charles D. Ellis
Born 1937	Principal Occupation(s) During the Past Five Years: Applecore Partners (pro bono ventures
Trustee Since January 2001	in education); Senior Advisor to Greenwich Associates (international business strategy
156 Vanguard Funds Overseen	consulting); Successor Trustee of Yale University; Overseer of the Stern School of Business
at New York University; Trustee of the Whitehead Institute for Biomedical Research.

Emerson U. Fullwood
Born 1948	Principal Occupation(s) During the Past Five Years: Executive Chief Staff and Marketing
Trustee Since January 2008	Officer for North America since 2004 and Corporate Vice President of Xerox Corporation
156 Vanguard Funds Overseen	(photocopiers and printers); Director of SPX Corporation (multi-industry manufacturing), of the United Way of Rochester, and of the Boy Scouts of America.

Rajiv L. Gupta
Born 1945	Principal Occupation(s) During the Past Five Years: Chairman, President, and
Trustee Since December 2001[2]	Chief Executive Officer of Rohm and Haas Co. (chemicals); Board Member of
156 Vanguard Funds Overseen	the American Chemistry Council; Director of Tyco International, Ltd. (diversified manufacturing and services), since 2005.

Amy Gutmann
Born 1949	Principal Occupation(s) During the Past Five Years: President of the University of
Trustee Since June 2006	Pennsylvania since 2004; Professor in the School of Arts and Sciences, Annenberg School
156 Vanguard Funds Overseen	for Communication, and Graduate School of Education of the University of Pennsylvania
since 2004; Provost (2001–2004) and Laurance S. Rockefeller Professor of Politics and
the University Center for Human Values (1990–2004), Princeton University; Director of
Carnegie Corporation of New York since 2005 and of Schuylkill River Development
Corporation and Greater Philadelphia Chamber of Commerce since 2004; Trustee of the National Constitution Center since 2007.

JoAnn Heffernan Heisen
Born 1950	Principal Occupation(s) During the Past Five Years: Corporate Vice President and
Trustee Since July 1998	Chief Global Diversity Officer since 2006, Vice President and Chief Information
156 Vanguard Funds Overseen	Officer (1997–2005), and Member of the Executive Committee of Johnson &
Johnson (pharmaceuticals/consumer products); Director of the University Medical
Center at Princeton and Women’s Research and Education Institute.

André F. Perold
Born 1952	Principal Occupation(s) During the Past Five Years: George Gund Professor of Finance
Trustee Since December 2004	and Banking, Harvard Business School; Senior Associate Dean and Director of Faculty
156 Vanguard Funds Overseen	Recruiting, Harvard Business School; Director and Chairman of UNX, Inc. (equities trading firm); Chair of the Investment Committee of HighVista Strategies LLC (private investment firm) since 2005.

Alfred M. Rankin, Jr.
Born 1941	Principal Occupation(s) During the Past Five Years: Chairman, President, Chief Executive
Trustee Since January 1993	Officer, and Director of NACCO Industries, Inc. (forklift trucks/housewares/lignite); Director
156 Vanguard Funds Overseen	of Goodrich Corporation (industrial products/aircraft systems and services).

J. Lawrence Wilson
Born 1936	Principal Occupation(s) During the Past Five Years: Retired Chairman and Chief Executive
Trustee Since April 1985	Officer of Rohm and Haas Co. (chemicals); Director of Cummins Inc. (diesel engines) and
156 Vanguard Funds Overseen	AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University and of Culver Educational Foundation.

Executive Officers[1]

Thomas J. Higgins
Born 1957	Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.;
Chief Financial Officer	Treasurer of each of the investment companies served by The Vanguard Group; Chief
Since September 2008	Financial Officer of each of the investment companies served by The Vanguard
Treasurer Since July 1998	Group since 2008.
156 Vanguard Funds Overseen

F. William McNabb III
Born 1957	Principal Occupation(s) During the Past Five Years: Chief Executive Officer, Director,
Chief Executive Officer	and President of The Vanguard Group, Inc., since 2008; Chief Executive Officer and
Since August 31, 2008	President of each of the investment companies served by The Vanguard Group since
President Since March 2008	2008; Director of Vanguard Marketing Corporation; Managing Director of The Vanguard
156 Vanguard Funds Overseen	Group (1995–2008).

Heidi Stam
Born 1956	Principal Occupation(s) During the Past Five Years: Managing Director of The Vanguard
Secretary Since July 2005	Group, Inc., since 2006; General Counsel of The Vanguard Group since 2005; Secretary of
156 Vanguard Funds Overseen	The Vanguard Group and of each of the investment companies served by The Vanguard
Group since 2005; Director and Senior Vice President of Vanguard Marketing Corporation
since 2005; Principal of The Vanguard Group (1997–2006).

Vanguard Senior Management Team

R. Gregory Barton	Kathleen C. Gubanich	Michael S. Miller	Ralph K. Packard	George U. Sauter
Mortimer J. Buckley	Paul A. Heller	James M. Norris	Glenn W. Reed

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1	These individuals are “interested persons” as defined in the Investment Company Act of 1940.
2	December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > www.vanguard.com

Fund Information > 800-662-7447	All comparative mutual fund data are from Lipper Inc.
or Morningstar, Inc., unless otherwise noted.
Direct Investor Account Services > 800-662-2739

Institutional Investor Services > 800-523-1036	You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting our website, www.vanguard.com,
Text Telephone for People	and searching for “proxy voting guidelines,” or by
With Hearing Impairment > 800-952-3335	calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, www.sec.gov.
In addition, you may obtain a free report on how your
fund voted the proxies for securities it owned during
This material may be used in conjunction	the 12 months ended June 30. To get the report, visit
with the offering of shares of any Vanguard	either www.vanguard.com or www.sec.gov.
fund only if preceded or accompanied by
the fund’s current prospectus.
You can review and copy information about your fund
at the SEC’s Public Reference Room in Washington, D.C.
“FTSE®” is a trademark jointly owned by the London	To find out more about this public service, call the SEC
Stock Exchange plc and The Financial Times Limited	at 202-551-8090. Information about your fund is also
and is used by FTSE International Limited under license.	available on the SEC’s website, and you can receive
The FTSE High Dividend Yield Index is calculated by FTSE	copies of this information, for a fee, by sending a
International Limited. FTSE International Limited does	request in either of two ways: via e-mail addressed to
not sponsor, endorse, or promote the fund; is not in any	publicinfo@sec.gov or via regular mail addressed to the
way connected to it; and does not accept any liability in	Public Reference Section, Securities and Exchange
relation to its issue, operation, and trading.	Commission, Washington, DC 20549-0102.

The funds or securities referred to herein are not
sponsored, endorsed, or promoted by MSCI, and MSCI
bears no liability with respect to any such funds or
securities. For any such funds or securities, the
prospectus or the Statement of Additional Information
contains a more detailed description of the limited
relationship MSCI has with The Vanguard Group and
any related funds.

Russell is a trademark of The Frank Russell Company.	© 2008 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q6230 122008

Vanguard

Vanguard International Explorer™ Fund Annual Report

October 31, 2008

>	For the fiscal year ended October 31, 2008, Vanguard International Explorer Fund returned –53.80%, slightly behind its benchmark, but ahead of its peer group.
>	Turmoil in the U.S. credit markets weighed down international markets.
>	The fund’s utilities and health care holdings were among its better performers relative to its benchmark, while industrial and consumer staples stocks were among the weakest.

Contents

Your Fund’s Total Returns	1
President’s Letter	2
Advisor’s Report	7
Fund Profile	10
Performance Summary	12
Financial Statements	14
Your Fund’s After-Tax Returns	26
About Your Fund’s Expenses	27
Trustees Approve Advisory Agreement	29
Glossary	30

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Total Returns

Fiscal Year Ended October 31, 2008
	Ticker	Total
	Symbol	Returns
Vanguard International Explorer Fund	VINEX	–53.80%
S&P EPAC SmallCap Index[1]		–53.21
Average International Small-Cap Fund[2]		–56.08

Your Fund’s Performance at a Glance
October 31, 2007–October 31, 2008
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard International Explorer Fund	$24.70	$9.52	$0.620	$2.920

1 Standard & Poor’s Europe and Pacific SmallCap Index.

2 Derived from data provided by Lipper Inc.

President’s Letter

Dear Shareholder,

During the fiscal year ended October 31, 2008, the crisis that began in the U.S. financial markets pummeled international stocks, reversing gains they have enjoyed in recent years. For the year, Vanguard International Explorer Fund returned –53.80%, slightly trailing its benchmark, the Standard & Poor’s Europe and Pacific SmallCap Index. The fund lost a bit less than rival small-capitalization international funds did.

In a challenging market in which every region suffered, the fund advisor’s investment decisions in Asian and Pacific emerging markets and in developed countries in Europe hurt the fund’s performance relative to its benchmark. Across borders, the fund’s industrial and consumer staples stocks weighed heavily on its results. The fund’s utilities and health care holdings were among its better performers. On October 31, Vanguard International Explorer Fund, which had been closed in August 2004, reopened to new investors.

Stock prices fell sharply in global upheaval

Global stock markets started the 12-month period near all-time highs, but then declined sharply, laid low by the financial crisis that originated in the fixed income markets. The descent traced a series of jagged ups and downs. During the week ended October 10, for example, the U.S. stock market returned about –18%. When

Wall Street opened the following Monday, stocks surged, returning more than 10% over the next six and a half hours.

For the full 12 months, the broad U.S. stock market returned –36.43%; international stocks returned –48.27%. The pain was especially acute in emerging markets—among the strongest performers in recent years—as investors became increasingly risk-averse.

Bond market averages masked disparate returns

The broad U.S. taxable bond market registered an unremarkable return of 0.30% for the 12 months, but by its own typically sedate standards, the dislocations were extreme. The strong performance of U.S. Treasury and government securities was offset by double-digit declines in the corporate bond market. These dynamics led to unusually large differences between the yields of Treasuries and their corresponding private sector securities—both a reflection and a cause of the credit market’s distress. Despite their generally high creditworthiness, municipal bonds also fell in price, with the broad tax-exempt market registering a 12-month return of –3.30%.

The U.S. Federal Reserve Board responded to the turmoil with new lending programs and a dramatic easing of monetary policy. Over the full 12 months, the Fed reduced its target for the federal funds rate from 4.50% to 1.00%.

Market Barometer
	Average Annual Total Returns
	Periods Ended October 31, 2008
	One Year	Three Years	Five Years
Stocks
MSCI All Country World Index ex USA (International)	–48.27%	–3.93%	5.05%
Russell 1000 Index (Large-caps)	–36.80	–5.51	0.37
Russell 2000 Index (Small-caps)	–34.16	–4.79	1.57
Dow Jones Wilshire 5000 Index (Entire market)	–36.43	–5.10	0.81

Bonds
Lehman U.S. Aggregate Bond Index (Broad taxable market)	0.30%	3.60%	3.48%
Lehman Municipal Bond Index	–3.30	1.71	2.73
Citigroup 3-Month Treasury Bill Index	2.31	3.93	3.10

CPI
Consumer Price Index	3.66%	2.83%	3.20%

Small-cap funds struggled as credit crunch spread

Vanguard International Explorer Fund’s advisor, Schroder Investment Management North America Inc., seeks the stocks of foreign small-cap companies with attractive valuations and the potential for rapid earnings growth.

During the past fiscal year, the impact of the U.S. credit crisis on global markets has been especially challenging for smaller companies, which tend to be in less defensive sectors, are more sensitive to economic downturns, and may be perceived by investors as more risky.

The fund’s investment in emerging markets in the Asia/Pacific region dragged down the fund’s performance relative to the S&P EPAC SmallCap Index, as weak returns in Chinese and South Korean companies weighed heavily on performance. (The benchmark was previously called the Standard & Poor’s/ Citigroup Extended Market Europe & Pacific Index.)

Although emerging market stocks continue to have strong long-term growth prospects, their performance during the fiscal year was disappointing. This weakness reflects fundamental problems such as the decline in commodity prices, which has hurt many commodity-rich markets, and investors’ diminished appetite for risk.

Expense Ratios[1]
Your Fund Compared With Its Peer Group
		Average
		International
	Fund	Small-Cap Fund
International Explorer Fund	0.35%	1.65%

1 The fund expense ratio shown is from the prospectus dated February 22, 2008. For the fiscal year ended October 31, 2008, the fund’s expense ratio was 0.36%. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2007.

Developed markets in Europe—which, with an average weighting of 64%, represented the fund’s largest holding by region—also were hit hard. The United Kingdom accounted for much of the decline as the fund’s investments in the industrial, financial, and consumer-oriented sectors performed poorly.

On a worldwide basis, the fund’s heavy commitment to the industrial sector—on average, its allocation to industrials was about 12 percentage points higher than that of its benchmark—was an important factor in its decline. Consumer staples, a much smaller sector by comparison, also caused the fund to fall short of its index.

The sectors in which the fund managed to stay a few steps ahead of its benchmark included utilities, a traditionally defensive sector that the advisor overweighted during the period, and health care. The advisor managed to identify some of the better-performing companies in pharmaceuticals and health-care equipment.

The fund has a strong record of outperforming its competitors

For the past ten years, the International Explorer Fund has produced an average annual return more than 4 percentage points better than that of its primary benchmark, and more than 2 percentage points better than that of its peers.

Total Returns
Ten Years Ended October 31, 2008
Average
Annual Return
International Explorer Fund	8.90%
S&P EPAC SmallCap Index	4.34
Average International Small-Cap Fund[1]	6.09

The figures shown represent past performance, which is not a guarantee of future results. (Curre nt performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor's shares, when sold, could be worth more or less than their original cost.

1 Derived from data provided by Lipper Inc.

The fund’s strong long-term performance record can be illustrated in dollar terms. A hypothetical investment of $25,000 in the fund ten years ago would have grown to $58,660. The same investment compounded at the average return of international small-cap funds would have produced $13,492 less.

Schroder’s investment decisions deserve much of the credit for the fund’s competitive long-term returns. In addition, the fund benefits from an expense ratio that is more than 1 percentage point below the peer group average, which allows shareholders to keep more of the fund’s return in their pockets.

A long-term perspective, diversification are key in uncertain times

The turmoil in the financial markets this past year has left many investors anxious and uncertain about their investments.

Although such volatility can be jarring, it’s important for investors to maintain a long-term perspective. These unpredictable movements in the stock market are an unavoidable trade-off for the potential to earn long-term returns superior to those of lower-risk assets.

At Vanguard we counsel long-term investors to consider holding a broadly diversified portfolio of domestic and international stock mutual funds as well as bond and money market funds that fit their goals, time horizon, and risk tolerance. Such portfolios are by no means immune to the market turmoil, but history suggests that they can put you in a good position to weather the occasional storm and benefit from the inevitable return to better times. An allocation to stocks that includes an international small-cap fund such as Vanguard International Explorer can play an important role in such a portfolio.

Thank you for investing with Vanguard.

Sincerely,

F. William McNabb III

President and Chief Executive Officer

November 17, 2008

Advisor’s Report

Over the 12 months ended October 31, 2008, Vanguard International Explorer Fund returned –53.80%, compared with a –53.21% decline in the benchmark index, the S&P EPAC SmallCap Index, a broad measure of the performance of smaller non-U.S. stocks.

The investment environment

The last 12 months must mark one of the toughest periods for equity investors in living memory. No region has been immune from substantial tightening in credit conditions, as a slew of prominent financial institutions in the United States and Europe have been taken over, dismembered, or recapitalized. It is not the occurrence of the sharp market declines that has been remarkable, given that the last 20 years have seen more isolated cases (Japan in 1990, Asia in 1997–98), but rather the central role of the two largest economic blocs in the world.

A sharp tightening of credit, acute risk aversion, and the fast-emerging economic implications have weighed on all equities, but particularly on those of smaller companies. Small-cap stocks are widely perceived as being more economically sensitive (partly because they tend to be underrepresented in defensive sectors such as health care, telecommunications, and utilities), and the scale of declines has undoubtedly been exaggerated by lower liquidity and by forced selling brought on by excessive leverage or redemptions.

The weakest region over the period has been Pacific ex-Japan, most notably South Korea, which fell almost 70% in dollar terms. In contrast, Japan has proved the most defensive market, thanks to a relative degree of isolation from the credit issues evident elsewhere.

Our successes and shortfalls

Our successes, unfortunately, have been confined to losing slightly less than one might have. For example, within a weak region, our stock selection in smaller Asian markets added some value, with strong holdings in Singapore and Australia more than offsetting some substantial falls in China-sensitive stocks. More broadly, our emerging markets stocks fell less than the emerging markets average, with modest contributions from our holdings in Brazil, Indonesia, and the Philippines.

Our stock choices in the United Kingdom, particularly in consumer cyclicals, financials, and industrials, represented the fund’s major shortfall compared with the index’s returns. Good selection among energy stocks, however, partly offset these losses.

Our Japanese positions also fell short of expectations, stemming from our underweighting of the market and the sectoral positioning of the portfolio. We have struggled to find genuine value and attractive growth in sectors such as consumer staples, financials, and utilities, although these more domestically focused stocks have generally held up better than those in other sectors over the period.

The fund’s positioning

Although global authorities have taken dramatic measures in the face of the credit markets’ paralysis, the current level of equities, small and large, increasingly reflects investor pessimism that the credit crisis will endure for some time, and that economic conditions will remain very difficult until at least the end of 2009.

The result is that smaller companies are offering good value in absolute terms. Even based on normalized returns on equity, the average price/earnings ratio on international small-cap equities is less than half the 20-year average.

However, as never before, we are focused on cash flow generation, strong balance sheets, and earnings growth sustainable through difficult economic times. Downward earnings revisions remain likely, but there do appear to be attractive opportunities for longer-term investors.

In managing the fund, we retain an overweight position in smaller Asian and selected emerging markets, and have added to those positions over the period. These holdings have not been immune from global events, but they share few of the credit excesses and low savings rates prevalent in many Western markets. Average interest rates in the Asian region have not yet fallen in tandem with U.S. policy rates, but as commodity-driven inflation recedes, we believe that interest rate policy and looser credit conditions will be very helpful for regional equity markets that are close to valuations last seen in the 1997–98 Asian crisis.

We remain cautious about Japan. Japanese stocks have done relatively well in the fiscal period, but we find relatively limited opportunities in that market sector. Consequently, we have further reduced our underweighted position there as we have seen better opportunities in other markets. Defensive growth stocks look expensive, and the financial sector holds few attractions. Many niche specialist industrial and information technology stocks form the bulk of our exposure.

At the fiscal year-end, we are modestly overweighted in the continental European markets. Growth is slowing across the region, presenting a challenge for corporate earnings; however, we believe that a hitherto cautious European Central Bank will significantly cut interest rates. We have shifted the portfolio toward stocks showing earnings growth, primarily in utilities, energy, health care, and information technology.

Our caution regarding the United Kingdom is longstanding, and we see little reason to change our stance. In the midst of the current downturn, the U.K. economy is structurally weak, given a fast-deflating real estate bubble, the highest household indebtedness of any major economy, and a lack of fiscal options. The U.K. outlook continues to look very tough, particularly for smaller stocks exposed to consumer spending and residential property. Manufacturing and export companies will benefit somewhat from a weaker pound, but volumes will be constrained by the global slowdown.

Matthew F. Dobbs,

Head of Global Small Companies

Schroder Investment Management North America Inc.

November 19, 2008

International Explorer Fund

Fund Profile

As of October 31, 2008

Portfolio Characteristics
		Comparative
	Fund	Index[1]
Number of Stocks	203	3,668
Turnover Rate	29%	—
Expense Ratio
(10/31/2007)[2]	0.35%	—
Short-Term Reserves	2.4%	—

Sector Diversification (% of equity exposure)
		Comparative
	Fund	Index[1]
Consumer Discretionary	10.0%	16.5%
Consumer Staples	4.9	5.7
Energy	9.4	4.5
Financials	13.8	21.0
Health Care	6.2	8.8
Industrials	29.7	19.8
Information Technology	8.8	11.2
Materials	8.9	7.9
Telecommunication Services	0.0	0.9
Utilities	8.3	3.7

Volatility Measures[3]
Fund Versus
Comparative Index[1]
R-Squared	0.98
Beta	0.98

Ten Largest Holdings[4] (% of total net assets)

Red Electrica
de Espana SA	electric utilities	2.2%
BKW FMB Energie AG	electric utilities	2.1
ACEA SpA	multi-utilities	2.0
Saft Groupe SA	electrical
	components
	and equipment	2.0
Swedish Match AB	tobacco	1.9
Niko Resources Ltd.	oil and gas
	exploration
	and production	1.7
Babis Vovos International	real estate
	management
	and development	1.7
Enagas SA	gas utilities	1.5
Azimut Holding SpA	asset management
	and custody banks	1.5
Koninklijke Ten Cate NV	textiles	1.5
Top Ten		18.1%

Allocation by Region (% of equity exposure)

1 S&P EPAC SmallCap Index.

2 The expense ratio shown is from the prospectus dated February 22, 2008. For the fiscal year ended October 31, 2008, the expense ratio was 0.36%.

3 For an explanation of R-squared, beta, and other terms used here, see the Glossary.

4 The holdings listed exclude any temporary cash investments and equity index products.

International Explorer Fund

Market Diversification (% of equity exposure)
		Comparative
	Fund	Index[1]
Europe
United Kingdom	14.7%	18.8%
Switzerland	9.3	8.0
France	7.4	9.6
Germany	5.7	7.0
Netherlands	5.5	2.4
Italy	4.7	3.9
Spain	3.9	5.0
Sweden	3.4	2.2
Greece	2.9	0.5
Austria	1.5	0.5
Finland	1.1	1.5
Other European Markets	2.4	4.9
Subtotal	62.5%	64.3%
Pacific
Japan	18.7%	25.5%
Australia	4.7	4.6
Hong Kong	2.4	1.1
Singapore	2.0	0.8
Other Pacific Markets	0.5	0.2
Subtotal	28.3%	32.2%
Emerging Markets
South Korea	1.9%	3.1%
Brazil	1.4	0.0
China	1.2	0.4
Philippines	1.1	0.0
Other Emerging Markets	1.8	0.0
Subtotal	7.4%	3.5%
North America
Canada	1.8%	0.0%

1 S&P EPAC SmallCap Index.

International Explorer Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: October 31, 1998–October 31, 2008

Initial Investment of $25,000

	Average Annual Total Returns			Final Value
	Periods Ended October 31, 2008			of a $25,000
	One Year	Five Years	Ten Years	Investment
International Explorer Fund[1]	–53.80%	3.94%	8.90%	$58,660
MSCI All Country World Index ex USA	–48.27	5.05	3.19	34,230
S&P EPAC SmallCap Index	–53.21	3.81	4.34	38,225
Average International Small-Cap Fund[2]	–56.08	2.53	6.09	45,168

1 Total returns do not reflect the 2% fee assessed on redemptions of shares purchased on or after June 27, 2003, and held for less than two months, or the account service fee that may be applicable to certain accounts with balances below $10,000.

2 Derived from data provided by Lipper Inc.

International Explorer Fund

Fiscal-Year Total Returns (%): October 31, 1998–October 31, 2008

Average Annual Total Returns: Periods Ended September 30, 2008

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

	Inception Date	One Year	Five Years	Ten Years
International Explorer Fund[1]	11/4/1996	–35.47%	10.97%	12.44%

1 Total returns do not reflect the 2% fee assessed on redemptions of shares purchased on or after June 27, 2003, and held for less than two months, or the account service fee that may be applicable to certain accounts with balances below $10,000.

Note: See Financial Highlights table for dividend and capital gains information.

International Explorer Fund

Financial Statements

Statement of Net Assets

As of October 31, 2008

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (97.7%)
Australia (4.6%)
*,^	Iluka Resources Ltd.	3,230,616	7,812
	Computershare Ltd.	1,329,048	7,514
^	United Group Ltd.	898,426	5,701
	Sonic Healthcare Ltd.	615,275	5,623
	Downer EDI Ltd.	1,574,308	5,113
^	James Hardie
	Industries NV	1,676,516	4,768
*	ResMed, Inc.	1,416,530	4,682
^	Boral Ltd.	1,356,348	4,082
^	Transpacific Industries
	Group Ltd.	996,953	2,374
	OneSteel Ltd.	889,927	2,045
			49,714
Austria (1.5%)
	Kapsch TrafficCom AG	263,784	5,414
	Schoeller-Bleckmann
	Oilfield Equipment AG	150,000	5,324
	Andritz AG	107,463	3,060
*	Rosenbauer
	International AG	90,087	2,251
			16,049
Belgium (0.8%)
*	EVS Broadcast
	Equipment SA	73,273	4,732
^	Sofina SA	48,677	3,373
			8,105
Brazil (1.3%)
	Redecard SA	1,198,757	13,008
	Lojas Americanas SA Pfd.	500,000	1,382
			14,390
Canada (1.7%)
	Niko Resources Ltd.	421,178	18,450

China (1.2%)
	Shenzhen
	Expressway Co. Ltd.	13,604,000	4,631
^	China Everbright Ltd.	4,354,000	4,088

			Market
			Value•
		Shares	($000)
^	China Molybdenum
	Co. Ltd.	7,952,000	2,490
	Ctrip.com
	International Ltd. ADR	60,583	1,853
			13,062
Denmark (0.2%)
^	Trygvesta A/S	38,940	2,341

Finland (1.1%)
	F-Secure Oyj	2,531,613	7,897
^	YIT Oyj	549,469	3,422
	Teleste Oyj	5,585	17
			11,336
France (7.3%)
^	Saft Groupe SA	732,738	21,407
^	Groupe Bourbon SA	500,000	14,098
*	Alten	486,854	12,269
	Ipsen Promesses	200,000	7,602
*	Store Promesses	410,327	6,271
	Virbac SA	64,348	4,209
	Sword Group	146,541	2,588
^	Guyenne et Gascogne SA	34,078	2,570
*	Rubis	39,079	2,164
^	Altamir Amboise	486,808	1,952
*	Meetic	105,494	1,488
*	Easydentic	80,103	1,475
	Les Nouveaux
	Constructeurs SA	111,422	191
			78,284
Germany (5.6%)
	Rheinmetall AG	506,328	15,418
	Bilfinger Berger AG	262,899	11,844
	MTU Aero Engines
	Holdings AG	610,000	11,766
	Grenkeleasing AG	390,793	10,762
	Hawesko Holding AG	146,024	3,118
*	MorphoSys AG	40,000	2,486
	IDS Scheer AG	389,445	2,419
^	Eurokai KGAA Pfd.	31,553	935

International Explorer Fund

		Market
		Value•
	Shares	($000)
* XING AG	24,540	822
* InVision Software AG	40,981	422
		59,992
Greece (2.8%)
* Babis Vovos International	979,068	18,352
Fourlis SA	465,489	5,178
Jumbo S.A.	438,163	4,448
Alapis Holding Industrial
and Commercial SA	873,354	1,247
Frigoglass S.A.	120,000	752
Hellenic Exchanges SA	84,454	738
		30,715
Hong Kong (2.4%)
China Insurance
International Holdings
Co., Ltd.	2,704,000	6,304
^ MTR Corp.	2,372,500	5,257
* Want Want China
Holdings Ltd.	11,780,000	4,435
Hopewell Holdings Ltd.	1,391,000	4,325
Hong Kong Aircraft &
Engineering Co., Ltd.	260,800	2,056
Agile Property
Holdings, Inc.	5,700,000	1,894
^ China National Building
Material Co., Ltd.	2,450,000	1,427
		25,698
India (0.3%)
Infrastructure Development
Finance Co., Ltd.	2,371,863	2,857

Indonesia (0.9%)
PT Bank Central Asia Tbk	27,011,000	6,546
PT Bank Rakyat
Indonesia Tbk	9,487,000	2,903
		9,449
Ireland (0.7%)
DCC PLC	500,000	7,793

Italy (4.6%)
ACEA SpA	1,692,693	22,071
Azimut Holding SpA	2,823,732	16,208
Compagnie Industriali
Riunite SpA	10,467,282	11,244
		49,523
Japan (18.2%)
Nihon Parkerizing, Co., Ltd.	799,000	9,422
Aica Kogyo Co., Ltd.	930,900	8,264
Musashi Seimitsu
Industry Co., Ltd.	590,200	7,406
^ Chugoku Marine
Paints, Ltd.	1,412,000	7,188
Tsuruha Holdings, Inc.	282,600	6,927
Obic Co., Ltd.	55,680	6,815

				Market
				Value•
			Shares	($000)
		Nifco Inc.	463,000	6,805
	^	Union Tool Co.	299,900	6,650
		ARCS Co. Ltd.	441,800	6,293
	^	Trusco Nakayama Corp.	459,700	6,034
		Daido Steel Co., Ltd.	1,822,000	5,775
		Tsumura & Co.	225,200	5,763
	^	Nichi-Iko
		Pharmaceutical Co., Ltd.	272,500	5,759
		Nippon Thompson Co., Ltd.	1,124,000	5,629
		Shinmaywa Industries, Ltd.	2,121,000	5,565
		JSP Corp.	737,400	5,158
	^	H.I.S Co., Ltd.	353,800	5,121
	^	Nishimatsuya
		Chain Co., Ltd.	495,500	4,993
		Sumitomo Osaka
		Cement Co., Ltd.	2,893,000	4,545
		Dowa Mining Co., Ltd.	1,406,000	4,238
	^	Hisaka Works, Ltd.	367,000	4,232
		Tsutsumi Jewerly Co., Ltd.	215,200	4,193
	^	Nitta Corp.	371,200	4,148
		Daihatsu
		Deisel MFG, Co., Ltd.	780,000	3,765
		Lintec Corp.	301,500	3,527
	^	Chiyoda Co., Ltd.	258,800	3,437
		The Tokyo Tomin Bank, Ltd.	252,200	3,395
		Exedy Corp.	229,100	3,282
		MIURA CO., LTD.	146,800	3,015
		Sumida Corp.	515,800	2,950
		ICOM Inc.	146,000	2,807
		Furukawa-Sky
		Aluminum Corp.	1,393,000	2,782
		NAFCO Co., Ltd.	258,900	2,724
		Nabtesco Corp.	431,000	2,629
		Ryosan Co., Ltd.	132,700	2,525
		NEC Systems	222,500	2,521
		Koito
		Manufacturing Co., Ltd.	310,000	2,407
	^	OSG Corp.	323,200	2,337
		Sato Corp.	218,300	2,182
		MISUMI Group Inc.	138,000	2,111
	^	Nidec Copal Corp.	228,000	2,081
		Glory Ltd.	126,300	1,810
		Fujikura Kasei Co., Ltd.	286,200	1,521
		Nishio Rent All Co. Ltd.	184,600	1,347
		The Minato Bank, Ltd.	968,000	1,203
		DC Co., Ltd.	491,500	1,180
		Amano Corp.	149,400	1,000
	^	ALPHA Corp.	163,100	981
*		Dowa Mining Co., Ltd Rights Exp. 1/29/10	731,000	107
				196,549
Netherlands (5.4%)
		Koninklijke Ten Cate NV	754,625	16,000
		Fugro NV	420,000	15,008
		SBM Offshore NV	800,000	14,072

International Explorer Fund

			Market
			Value•
		Shares	($000)
^	Arcadis NV	778,959	9,219
*,^	Smartrac NV	290,000	4,067
			58,366
New Zealand (0.5%)
^	Fisher & Paykel
	Healthcare Corp. Ltd.	3,147,782	5,487

Norway (0.6%)
*,^	Stepstone ASA	3,991,994	4,566
*	Pronova BioPharma AS	900,000	2,338
			6,904
Philippines (1.1%)
	Semirara Mining, Corp.	10,814,500	7,567
	Aboitiz Equity
	Ventures Inc.	37,949,000	4,281
			11,848
Singapore (1.9%)
	ComfortDelGro Corp. Ltd.	8,021,000	6,579
^	SMRT Corp. Ltd.	5,929,000	6,245
	Jardine Cycle N
	Carriage Ltd.	441,000	2,829
	Suntec REIT	3,949,000	1,890
^	Yanlord Land Group Ltd.	3,624,000	1,859
	Sembcorp Industries Ltd.	788,000	1,324
			20,726
South Korea (1.9%)
*	Hite Brewery Co., Ltd.	33,518	4,479
	Kumkang Korea Chemical Co., Ltd.	17,805	3,474
	Samsung Engineering Co., Ltd.	85,904	3,436
	Dongkuk Steel Mill Co., Ltd.	142,209	2,313
	Samsung Corp.	70,641	2,264
	Daegu Bank	443,280	2,254
	Lotte Shopping Co., Ltd.	16,326	2,234
			20,454
Spain (3.8%)
	Red Electrica de Espana SA	544,610	23,871
	Enagas SA	847,119	16,551
*	Laboratorios
	Farmaceuticos Rovi SA	39,917	356
			40,778
Sweden (3.4%)
	Swedish Match AB	1,460,550	20,283
^	Saab AB	970,000	10,118
^	Oriflame Cosmetics SA	146,053	4,563
*	Elekta AB B Shares	96,639	1,208
			36,172
Switzerland (9.1%)
	BKW FMB Energie AG	253,164	22,885
	Bank Sarasin & Cie AG	486,855	14,327
	Schweizerhall Holding AG	69,000	14,289
	Sika Finanz AG (Bearer)	18,000	14,193
	Helvetia Patria Holding AG	78,157	13,398
	Geberit AG	90,000	9,350

			Market
			Value•
		Shares	($000)
	Mobilezone Holding AG	1,200,000	7,764
	Compagnie
	Financiere Tradition	14,541	1,210
*	Bucher Industries AG	6,826	738
			98,154
Taiwan (0.3%)
	Synnex Technology
	International Corp.	2,906,600	3,773

Thailand (0.2%)
	Bank of Ayudhya
	PLC (Foreign)	6,473,000	1,861

United Kingdom (14.3%)
*	Imperial Energy Corp. PLC	1,076,114	14,726
	Carillion PLC	4,000,000	13,417
	WS Atkins PLC	1,000,000	8,590
	J.D. Wetherspoon PLC	1,775,000	7,385
	Meggitt PLC	3,135,875	6,870
	Balfour Beatty PLC	1,700,000	6,870
	Ultra Electronics
	Holdings PLC	375,000	6,652
	Babcock International
	Group PLC	1,000,000	6,257
*	Premier Oil PLC	481,503	5,772
	The Go-Ahead Group PLC	243,964	5,343
*	Leo Capital PLC	6,150,108	5,162
	SIG PLC	1,300,000	5,099
	National Express
	Group PLC	500,000	4,606
	Shaftesbury PLC	850,000	4,572
	Homeserve PLC	200,000	4,107
	Venture Production PLC	600,000	3,916
	Goldshield Group PLC	1,050,601	3,367
	BPP Holdings PLC	600,000	3,278
*	Invensys PLC	1,273,874	3,194
	Headlam Group PLC	900,000	3,105
	William Hill PLC	900,000	2,767
	Eco Animal Health
	Group PLC	1,431,484	2,575
	RM PLC	1,000,000	2,486
	Speedy Hire PLC	640,000	2,468
	Derwent London PLC	200,000	2,343
*	CSR PLC	700,000	2,335
	Inchcape PLC	1,710,000	2,180
*	Chrysalis Group PLC	1,400,000	1,700
	Findel PLC	1,600,000	1,584
	The Future Network PLC	7,200,000	1,512
*	AEA Technology PLC	2,724,276	1,419
	Paragon Group Co. PLC	1,820,000	1,359
	Nestor Healthcare
	Group PLC	3,020,445	1,241
	Quintain Estates &
	Development PLC	900,000	1,229
	Forth Ports PLC	77,658	1,228
	Helphire Group PLC	700,000	1,190

International Explorer Fund

			Market
			Value•
		Shares	($000)
	Devro PLC	638,646	742
*	Concateno PLC	500,000	742
	Record PLC	583,333	602
	Alexon Group PLC	1,360,000	331
*	Helphire Group PLC
	(RFD Shares)	169,391	293
*	Pinnacle Staffing Group PLC	723,983	17
*	I-Mate PLC	2,100,000	8
*	Carter & Carter Group PLC	129,770	—
			154,639
	Total Common Stocks
	(Cost $1,513,101)		1,053,469
	Temporary Cash Investment (8.6%)
1,2	Vanguard Market Liquidity
	Fund, 2.217%
	(Cost $93,297)	93,297,159	93,297
	Total Investments (106.3%)
	(Cost $1,606,398)		1,146,766
	Other Assets and Liabilities (–6.3%)
	Other Assets		21,227
	Liabilities[2]		(88,793)
			(67,566)
	Net Assets (100%)
	Applicable to 113,384,354 outstanding
	$.001 par value shares of beneficial
	interest (unlimited authorization)		1,079,200
	Net Asset Value Per Share		$9.52

At October 31, 2008, net assets consisted of:
Amount
($000)
Paid-in Capital	1,587,400
Undistributed Net Investment Income	23,100
Accumulated Net Realized Losses	(71,548)
Unrealized Appreciation (Depreciation)
Investment Securities	(459,632)
Foreign Currencies	(120)
Net Assets	1,079,200

•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
^	Part of security position is on loan to broker-dealers. The total value of securities on loan is $63,913,000.

1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

2 Includes $67,860,000 of collateral received for securities on loan.

ADR—American Depositary Receipt.

REIT—Real Estate Investment Trust.

See accompanying Notes, which are an integral part of the Financial Statements.

International Explorer Fund

Statement of Operations

Year Ended
October 31, 2008
($000)
Investment Income
Income
Dividends[1,2]	61,136
Interest[2]	874
Security Lending	2,744
Total Income	64,754
Expenses
Investment Advisory Fees—Note B
Basic Fee	4,426
Performance Adjustment	(318)
The Vanguard Group—Note C
Management and Administrative	2,194
Marketing and Distribution	433
Custodian Fees	1,056
Auditing Fees	29
Shareholders’ Reports	34
Trustees’ Fees and Expenses	3
Total Expenses	7,857
Expenses Paid Indirectly	(49)
Net Expenses	7,808
Net Investment Income	56,946
Realized Net Gain (Loss)
Investment Securities Sold[2]	(59,199)
Foreign Currencies	(692)
Realized Net Gain (Loss)	(59,891)
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(1,471,807)
Foreign Currencies	(244)
Change in Unrealized Appreciation (Depreciation)	(1,472,051)
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,474,996)

1 Dividends are net of foreign withholding taxes of $4,774,000.

2 Dividend income, interest income, and realized net gain (loss) from affiliated companies of the fund were $660,000, $874,000, and $3,183,000, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

International Explorer Fund

Statement of Changes in Net Assets

	Year Ended October 31,
	2008	2007
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	56,946	61,404
Realized Net Gain (Loss)	(59,891)	406,942
Change in Unrealized Appreciation (Depreciation)	(1,472,051)	247,009
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,474,996)	715,355
Distributions
Net Investment Income	(79,257)	(71,880)
Realized Capital Gain[1]	(373,252)	(204,486)
Total Distributions	(452,509)	(276,366)
Capital Share Transactions
Issued	106,562	336,342
Issued in Lieu of Cash Distributions	396,475	243,650
Redeemed[2]	(748,736)	(434,727)
Net Increase (Decrease) from Capital Share Transactions	(245,699)	145,265
Total Increase (Decrease)	(2,173,204)	584,254
Net Assets
Beginning of Period	3,252,404	2,668,150
End of Period[3]	1,079,200	3,252,404

1 Includes fiscal 2008 and 2007 short-term gain distributions totaling $36,430,000 and $3,098,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

2 Net of redemption fees of $33,000 and $71,000.

3 Net Assets—End of Period includes undistributed net investment income of $23,100,000 and $33,506,000.

See accompanying Notes, which are an integral part of the Financial Statements.

International Explorer Fund

Financial Highlights

For a Share Outstanding	Year Ended October 31,
Throughout Each Period	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$24.70	$21.50	$17.99	$14.64	$11.89
Investment Operations
Net Investment Income	.470	.480	.520	.370	.273[1]
Net Realized and Unrealized Gain (Loss)
on Investments	(12.110)	4.950	4.740	3.510	2.544
Total from Investment Operations	(11.640)	5.430	5.260	3.880	2.817
Distributions
Dividends from Net Investment Income	(.620)	(.580)	(.400)	(.240)	(.067)
Distributions from Realized Capital Gains	(2.920)	(1.650)	(1.350)	(.290)	—
Total Distributions	(3.540)	(2.230)	(1.750)	(.530)	(.067)
Net Asset Value, End of Period	$9.52	$24.70	$21.50	$17.99	$14.64

Total Return[2]	–53.80%	27.18%	31.31%	27.04%	23.79%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,079	$3,252	$2,668	$2,130	$1,577
Ratio of Expenses to Average Net Assets[3]	0.36%	0.35%	0.44%	0.50%	0.57%
Ratio of Net Investment Income to
Average Net Assets	2.59%	1.99%	2.56%	2.17%	1.96%
Portfolio Turnover Rate	29%	45%	32%	38%	21%

1 Calculated based on average shares outstanding.

2 Total returns do not reflect the 2% fee assessed on redemptions of shares purchased on or after June 27, 2003, and held for less than two months, or the account service fee that may be applicable to certain accounts with balances below $10,000.

3 Includes performance-based investment advisory fee increases (decreases) of (0.01%), 0.00%, 0.02%, 0.02%, and 0.00%.

See accompanying Notes, which are an integral part of the Financial Statements.

International Explorer Fund

Notes to Financial Statements

Vanguard International Explorer Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of United States corporations.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds) between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended October 31, 2005–2008) and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4.	Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

International Explorer Fund

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.

B. Schroder Investment Management North America Inc. provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the fund’s performance for the preceding three years relative to the S&P EPAC SmallCap Index (known as the S&P/Citigroup Extended Market Europe & Pacific Index prior to October 1, 2008). For the year ended October 31, 2008, the investment advisory fee represented an effective annual basic rate of 0.20% of the fund’s average net assets before a decrease of $318,000 (0.01%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At October 31, 2008, the fund had contributed capital of $139,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.14% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisor to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. The fund’s custodian bank has also agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended October 31, 2008, these arrangements reduced the fund’s management and administrative expenses by $48,000 and custodian fees by $1,000. The total expense reduction represented an effective annual rate of 0.00% of the fund’s average net assets.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial-reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended October 31, 2008, the fund realized net foreign currency losses of $692,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized losses to undistributed net investment income. Certain of the fund’s investments are in securities considered to be “passive foreign investment companies,” for which any unrealized appreciation and/or realized gains are required to be included in distributable net income for tax purposes. During the year ended October 31, 2008, the fund realized gains on the sale of passive foreign investment companies of $12,597,000, which have been included in current and prior periods’ taxable income; accordingly, such gains have been reclassified from accumulated net realized losses to undistributed net investment income.

International Explorer Fund

Unrealized appreciation on the fund’s passive foreign investment company holdings at October 31, 2008, was $8,803,000, all of which has been distributed and is reflected in the balance of undistributed net investment income.

For tax purposes, at October 31, 2008, the fund had $35,710,000 of ordinary income available for distribution. The fund had available realized losses of $63,847,000 to offset net capital gains through October 31, 2016.

At October 31, 2008, the cost of investment securities for tax purposes was $1,623,305,000. Net unrealized depreciation of investment securities for tax purposes was $476,539,000, consisting of unrealized gains of $69,868,000 on securities that had risen in value since their purchase and $546,407,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended October 31, 2008, the fund purchased $631,509,000 of investment securities and sold $1,231,876,000 of investment securities other than temporary cash investments.

G. Capital shares issued and redeemed were:

	Year Ended October 31,
	2008	2007
	Shares	Shares
	(000)	(000)
Issued	6,522	14,921
Issued in Lieu of Cash Distributions	22,249	11,691
Redeemed	(47,062)	(19,063)
Net Increase (Decrease) in Shares Outstanding	(18,291)	7,549

H. The fund has invested in a company that was considered to be an affiliated company of the fund because the fund owned more than 5% of the outstanding voting securities of the company. Transactions during the period in securities of this company were as follows:

			Current Period Transactions
	Oct. 31, 2007		Proceeds From		Oct. 31, 2008
	Market	Purchases	Securities	Dividend	Market
	Value	at Cost	Sold	Income	Value
	($000)	($000)	($000)	($000)	($000)
Saft Groupe SA	56,702	—	11,032	660	NA1

I. In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157 (“FAS 157”), “Fair Value Measurements.” FAS 157 establishes a framework for measuring fair value and expands disclosures about fair value measurements in financial statements.

1 At October 31, 2008, the issuer was not an affiliated company of the fund.

International Explorer Fund

The various inputs that may be used to determine the value of the fund’s investments are summarized in three broad levels. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the fund’s investments as of October 31, 2008, based on the inputs used to value them:

Investments
in Securities
Valuation Inputs	($000)
Level 1—Quoted prices	127,990
Level 2—Other significant observable inputs	1,018,776
Level 3—Significant unobservable inputs	—
Total	1,146,766

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Whitehall Funds and the Shareholders of Vanguard International Explorer Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard International Explorer Fund (the “Fund”) at October 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2008 by correspondence with the custodian and by agreement to the underlying ownership records for Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 19, 2008

Special 2008 tax information (unaudited) for Vanguard International Explorer Fund

This information for the fiscal year ended October 31, 2008, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $337,230,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund are qualified short-term capital gains

The fund distributed $50,574,000 of qualified dividend income to shareholders during the fiscal year.

The fund will pass through to shareholders foreign source income of $65,980,000 and foreign taxes paid of $4,844,000. The pass-through of foreign taxes paid will affect only shareholders on the dividend record date in December 2008. Shareholders will receive more detailed information along with their Form 1099-DIV in January 2009.

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-t ax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2008. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

Please note that your actual after-t ax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: International Explorer Fund[1]
Periods Ended October 31, 2008
	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	–53.80%	3.94%	8.90%
Returns After Taxes on Distributions	–55.12	2.46	6.65
Returns After Taxes on Distributions and Sale of Fund Shares	–31.68	4.26	7.39

1 Total returns do not reflect the 2% fee assessed on redemptions of shares purchased on or after June 27, 2003, and held for less than two months, or the account service fee that may be applicable to certain accounts with balances below $10,000.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended October 31, 2008
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
International Explorer Fund	4/30/2008	10/31/2008	Period[1]
Based on Actual Fund Return	$1,000.00	$548.70	$1.37
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.44	1.79

1 The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.35%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include the 2% fee on redemptions of shares held for less than two months, nor do they include the account service fee described in the prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Trustees Approve Advisory Agreement

The board of trustees of Vanguard International Explorer Fund has renewed the fund’s investment advisory agreement with Schroder Investment Management North America Inc. and a sub-advisory agreement with Schroder Investment Management North America Limited. The board determined that the retention of the advisor and the sub-advisor (collectively, Schroder) was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the agreements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board considered the quality of the fund’s investment management over both the short and long term, and took into account the organizational depth and stability of the advisor. The board noted that Schroder has a long history as a successful manager. Schroder’s parent company, Schroders plc, has existed for more than 200 years and has investment management experience dating to 1926. The fund is managed by an experienced five-member team—the Schroder International Smallcap Investment Committee—led since 2000 by Matthew Dobbs, the fund’s portfolio manager. Mr. Dobbs has been with Schroder since 1981. The advisor continues to employ a sound process, selecting attractive small-cap growth stocks from developed and emerging markets outside the United States. Stocks are selected using a bottom-up approach, supported by Schroder’s worldwide network of analysts, economists, and strategists.

The board concluded that Schroder’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory agreements.

Investment performance

The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance of a relevant benchmark and peer group. The board concluded that the advisor has carried out the fund’s investment strategy in disciplined fashion, and that the performance results have been in line with expectations. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost

The board concluded that the fund’s expense ratio was far below the average expense ratio charged by funds in its peer group. The board noted that the fund’s advisory fee rate was also well below the peer-group average. Information about the fund’s expense ratio appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the advisory fee rate. The board did not consider profitability of Schroder in determining whether to approve the advisory fee, because Schroder is independent of Vanguard, and the advisory fee is the result of arm’s-length negotiations.

The benefit of economies of scale

The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the fund’s advisory fee schedule. The breakpoints reduce the effective rate of the fee as the fund’s assets increase.

The board will consider whether to renew the advisory agreements again after a one-year period.

Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds. Among board members’ responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Chairman of the Board and Trustee

John J. Brennan[1]
Born 1954	Principal Occupation(s) During the Past Five Years: Chairman of the Board and Director/
Trustee Since May 1987;	Trustee of The Vanguard Group, Inc., and of each of the investment companies served
Chairman of the Board	by The Vanguard Group; Chief Executive Officer and President of The Vanguard Group
156 Vanguard Funds Overseen	and of each of the investment companies served by The Vanguard Group (1996–2008).

Independent Trustees

Charles D. Ellis
Born 1937	Principal Occupation(s) During the Past Five Years: Applecore Partners (pro bono ventures
Trustee Since January 2001	in education); Senior Advisor to Greenwich Associates (international business strategy
156 Vanguard Funds Overseen	consulting); Successor Trustee of Yale University; Overseer of the Stern School of Business
at New York University; Trustee of the Whitehead Institute for Biomedical Research.

Emerson U. Fullwood
Born 1948	Principal Occupation(s) During the Past Five Years: Executive Chief Staff and Marketing
Trustee Since January 2008	Officer for North America since 2004 and Corporate Vice President of Xerox Corporation
156 Vanguard Funds Overseen	(photocopiers and printers); Director of SPX Corporation (multi-industry manufacturing), of the United Way of Rochester, and of the Boy Scouts of America.

Rajiv L. Gupta
Born 1945	Principal Occupation(s) During the Past Five Years: Chairman, President, and
Trustee Since December 2001[2]	Chief Executive Officer of Rohm and Haas Co. (chemicals); Board Member of
156 Vanguard Funds Overseen	the American Chemistry Council; Director of Tyco International, Ltd. (diversified manufacturing and services), since 2005.

Amy Gutmann
Born 1949	Principal Occupation(s) During the Past Five Years: President of the University of
Trustee Since June 2006	Pennsylvania since 2004; Professor in the School of Arts and Sciences, Annenberg School
156 Vanguard Funds Overseen	for Communication, and Graduate School of Education of the University of Pennsylvania
since 2004; Provost (2001–2004) and Laurance S. Rockefeller Professor of Politics and
the University Center for Human Values (1990–2004), Princeton University; Director of
Carnegie Corporation of New York since 2005 and of Schuylkill River Development
Corporation and Greater Philadelphia Chamber of Commerce since 2004; Trustee of the National Constitution Center since 2007.

JoAnn Heffernan Heisen
Born 1950	Principal Occupation(s) During the Past Five Years: Corporate Vice President and
Trustee Since July 1998	Chief Global Diversity Officer since 2006, Vice President and Chief Information
156 Vanguard Funds Overseen	Officer (1997–2005), and Member of the Executive Committee of Johnson &
Johnson (pharmaceuticals/consumer products); Director of the University Medical
Center at Princeton and Women’s Research and Education Institute.

André F. Perold
Born 1952	Principal Occupation(s) During the Past Five Years: George Gund Professor of Finance
Trustee Since December 2004	and Banking, Harvard Business School; Senior Associate Dean and Director of Faculty
156 Vanguard Funds Overseen	Recruiting, Harvard Business School; Director and Chairman of UNX, Inc. (equities trading firm); Chair of the Investment Committee of HighVista Strategies LLC (private investment firm) since 2005.

Alfred M. Rankin, Jr.
Born 1941	Principal Occupation(s) During the Past Five Years: Chairman, President, Chief Executive
Trustee Since January 1993	Officer, and Director of NACCO Industries, Inc. (forklift trucks/housewares/lignite); Director
156 Vanguard Funds Overseen	of Goodrich Corporation (industrial products/aircraft systems and services).

J. Lawrence Wilson
Born 1936	Principal Occupation(s) During the Past Five Years: Retired Chairman and Chief Executive
Trustee Since April 1985	Officer of Rohm and Haas Co. (chemicals); Director of Cummins Inc. (diesel engines) and
156 Vanguard Funds Overseen	AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University and of Culver Educational Foundation.

Executive Officers[1]

Thomas J. Higgins
Born 1957	Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.;
Chief Financial Officer	Treasurer of each of the investment companies served by The Vanguard Group; Chief
Since September 2008	Financial Officer of each of the investment companies served by The Vanguard
Treasurer Since July 1998	Group since 2008.
156 Vanguard Funds Overseen

F. William McNabb III
Born 1957	Principal Occupation(s) During the Past Five Years: Chief Executive Officer, Director,
Chief Executive Officer	and President of The Vanguard Group, Inc., since 2008; Chief Executive Officer and
Since August 31, 2008	President of each of the investment companies served by The Vanguard Group since
President Since March 2008	2008; Director of Vanguard Marketing Corporation; Managing Director of The Vanguard
156 Vanguard Funds Overseen	Group (1995–2008).

Heidi Stam
Born 1956	Principal Occupation(s) During the Past Five Years: Managing Director of The Vanguard
Secretary Since July 2005	Group, Inc., since 2006; General Counsel of The Vanguard Group since 2005; Secretary of
156 Vanguard Funds Overseen	The Vanguard Group and of each of the investment companies served by The Vanguard
Group since 2005; Director and Senior Vice President of Vanguard Marketing Corporation
since 2005; Principal of The Vanguard Group (1997–2006).

Vanguard Senior Management Team

R. Gregory Barton	Kathleen C. Gubanich	Michael S. Miller	Ralph K. Packard	George U. Sauter
Mortimer J. Buckley	Paul A. Heller	James M. Norris	Glenn W. Reed

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1	These individuals are “interested persons” as defined in the Investment Company Act of 1940.
2	December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > www.vanguard.com

Fund Information > 800-662-7447	All comparative mutual fund data are from Lipper Inc.
or Morningstar, Inc., unless otherwise noted.
Direct Investor Account Services > 800-662-2739

Institutional Investor Services > 800-523-1036	You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting our website, www.vanguard.com,
Text Telephone for People	and searching for “proxy voting guidelines,” or by
With Hearing Impairment > 800-952-3335	calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, www.sec.gov.
In addition, you may obtain a free report on how your
fund voted the proxies for securities it owned during
This material may be used in conjunction	the 12 months ended June 30. To get the report, visit
with the offering of shares of any Vanguard	either www.vanguard.com or www.sec.gov.
fund only if preceded or accompanied by
the fund’s current prospectus.
You can review and copy information about your fund
at the SEC’s Public Reference Room in Washington, D.C.
The funds or securities referred to herein are not	To find out more about this public service, call the SEC
sponsored, endorsed, or promoted by MSCI, and MSCI	at 202-551-8090. Information about your fund is also
bears no liability with respect to any such funds or	available on the SEC’s website, and you can receive
securities. For any such funds or securities, the	copies of this information, for a fee, by sending a
prospectus or the Statement of Additional Information	request in either of two ways: via e-mail addressed to
contains a more detailed description of the limited	publicinfo@sec.gov or via regular mail addressed to the
relationship MSCI has with The Vanguard Group and	Public Reference Section, Securities and Exchange
any related funds.	Commission, Washington, DC 20549-0102.

Russell is a trademark of The Frank Russell Company.

Standard & Poor’s® and S&P ® are trademarks of The
McGraw-Hill Companies, Inc., and have been licensed for
use by The Vanguard Group, Inc. Vanguard mutual funds
are not sponsored, endorsed, sold, or promoted by
Standard & Poor’s, and Standard & Poor’s makes no
representation regarding the advisability of investing in
the funds.
© 2008 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q1260 122008

Vanguard Mid-Cap Growth Fund Annual Report

October 31, 2008

>	Vanguard Mid-Cap Growth Fund returned about –40% for the 12 months ended October 31, 2008, a disappointing result that reflected the broad market plunge.
>	The U.S. stock market reached a record high shortly before the fiscal year began and, after a volatile slide that ended with a particularly severe drop in October, ended the year –36% lower.
>	The advisors’ stock selections helped slow the fund’s decline somewhat, and its return was slightly ahead of the benchmark index return and the average result for peer funds.

Contents

Your Fund’s Total Returns	1
President’s Letter	2
Advisors’ Report	6
Fund Profile	9
Performance Summary	10
Financial Statements	12
Your Fund’s After-Tax Returns	23
About Your Fund’s Expenses	24
Glossary	26

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Total Returns

Fiscal Year Ended October 31, 2008
	Ticker	Total
	Symbol	Returns
Vanguard Mid-Cap Growth Fund	VMGRX	–40.02%
Russell Midcap Growth Index		–42.65
Average Mid-Cap Growth Fund[1]		–42.43

Your Fund’s Performance at a Glance
October 31, 2007–October 31, 2008
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Mid-Cap Growth Fund	$20.90	$11.82	$0.045	$1.046

1 Derived from data provided by Lipper Inc.

1

President’s Letter

Dear Shareholder,

The fiscal year ended October 31, 2008, was a period in which “success” was clearly a relative concept. Vanguard Mid-Cap Growth Fund returned –40.02% for the 12 months. Amid gale-force headwinds, the fund held up a bit better than its benchmarks.

It was the Mid-Cap Growth Fund’s first fiscal-year decline since 2002, occurring as the nation faced an unusually challenging series of events in the financial markets.

If you own shares of the fund in a taxable account, you may wish to review our report on the fund’s after-tax returns on page 23.

Stock prices fell sharply in a global upheaval

Global stock markets started the 12-month period near all-time highs, but then declined sharply, laid low by the financial crisis that originated in the fixed income markets. The descent traced a series of jagged ups and downs. During the week ended October 10, for example, the U.S. stock market returned about –18%. When Wall Street opened the following Monday, stocks surged, returning more than 10% over the next six and a half hours.

2

For the full 12 months, the broad U.S. stock market returned –36.43%; international stocks returned –48.27%. The pain was especially acute in emerging markets—among the strongest performers in recent years—as investors became increasingly risk-averse.

Bond market averages masked disparate returns

The broad U.S. taxable bond market registered an unremarkable return of 0.30% for the 12 months, but by its own typically sedate standards, the dislocations were extreme. The strong performance of U.S. Treasury and government securities was offset by double-digit declines in the corporate bond market. These dynamics led to unusually large differences between the yields of Treasuries and their corresponding private sector securities—both a reflection and a cause of the credit market’s distress. Despite their generally high creditworthiness, municipal bonds also fell in price, with the broad tax-exempt market registering a 12-month return of –3.30%.

The U.S. Federal Reserve Board responded to the turmoil with new lending programs and a dramatic easing of monetary policy. Over the full 12 months, the Fed reduced its target for the federal funds rate from 4.50% to 1.00%.

Technology and industrial stocks bore the brunt of the decline

Declines in all market sectors contributed to the Mid-Cap Growth Fund’s –40.02% return over the past 12 months. As

Market Barometer
	Average Annual Total Returns
	Periods Ended October 31, 2008
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	–36.80%	–5.51%	0.37%
Russell 2000 Index (Small-caps)	–34.16	–4.79	1.57
Dow Jones Wilshire 5000 Index (Entire market)	–36.43	–5.10	0.81
MSCI All Country World Index ex USA (International)	–48.27	–3.93	5.05

Bonds
Lehman U.S. Aggregate Bond Index (Broad taxable market)	0.30%	3.60%	3.48%
Lehman Municipal Bond Index	–3.30	1.71	2.73
Citigroup 3-Month Treasury Bill Index	2.31	3.93	3.10

CPI
Consumer Price Index	3.66%	2.83%	3.20%

3

disappointing as this performance was, the returns of the fund’s benchmark index and peer group suggest that it could have been worse. The fund lost a bit less than mid-cap growth stocks in general.

Holdings in the information technology and industrial sectors, which accounted for about half the fund’s assets, were responsible for about half its negative return. A handful of stocks, including shares of companies in the software and semiconductor industries, did relatively well and helped blunt the decline a bit.

The fund also benefited from strongly performing stocks in other sectors, such as energy, financials, and consumer discretionary, despite the overall declines of these groups. In the consumer discretionary category, for example, education services companies contributed positively to return. The fund missed out on some opportunities in the health care sector, however.

Don’t lose sight of the long term during short-term ups and downs

Even when world markets aren’t churning, the Mid-Cap Growth Fund’s aggressive strategy can make for sharp swings in year-to-year performance, as you can see in the Performance Summary section of this report. When we reported to you 12 months ago, the fund had just gained 26.39% in its 2007 fiscal year. That seems light years away by now.

Expense Ratios[1]
Your Fund Compared With Its Peer Group
		Average
		Mid-Cap
	Fund	Growth Fund
Mid-Cap Growth Fund	0.56%	1.50%

Total Returns
Ten Years Ended October 31, 2008
Average
Annual Return
Mid-Cap Growth Fund	6.65%
Russell Midcap Growth Index	2.19
Average Mid-Cap Growth Fund[2]	3.39

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

1 The fund expense ratio shown is from the prospectus dated February 22, 2008. For the fiscal year ended October 31, 2008, the fund’s expense ratio was 0.55%. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2007.

2 Derived from data provided by Lipper Inc.

4

As Vanguard has long advised, when evaluating any investment it’s sensible to look at longer-term performance. That can help you put short-term swings (especially downward swings) in perspective—something particularly valuable in trying times like these.

However, an investment’s long-term record can be skewed, for better or worse, by the most recent results. A year ago, for example, the Mid-Cap Growth Fund reported an average annual return of 13.05% since its inception on December 31, 1997. At the end of fiscal year 2008, however, the fund’s ten-year average annual return stood at 6.65%, a reflection of the past year’s struggle.

Of course, your fund’s recent reversal is a clear disappointment. But it’s important to recognize that the fund searches for opportunities in a volatile section of the stock market, and this can produce some dramatic ups and downs.

Some things about investing never go out of style

Over the past year, global financial markets have experienced an unnerving confluence of events. As experienced investors know, selling in a panic, or letting your emotions drive your investment decisions, is often a recipe for disappointment.

Instead, it’s important to focus on the time-tested principles of balance and diversification, both within and across asset classes. That is why we always encourage you to determine the mix of stock, bond, and money market funds that is consistent with your goals, time horizon, and tolerance for the markets’ inevitable ups and downs—and then try to stick with it. The Mid-Cap Growth Fund can be an important element of such a diversified portfolio.

Of course, even balanced portfolios of stocks and bonds have faced tough times during the past 12 months. But history suggests that these principles can put you in a good position to achieve long-term investment success.

Thank you for your confidence in Vanguard.

Sincerely,

F. William McNabb III

President and Chief Executive Officer

November 13, 2008

5

Advisors’ Report

During the fiscal year ended October 31, 2008, Vanguard Mid-Cap Growth Fund returned –40.02%. Your fund is managed by two independent advisors. This provides exposure to distinct, yet complementary, investment approaches, enhancing the fund’s diversification.

The advisors, the amount and percentage of fund assets each manages, and a brief description of their investment strategies are presented in the table below. The advisors have also provided a discussion of the investment environment that existed during the fiscal period and of how their portfolio positioning reflects this assessment. These comments were prepared on November 12, 2008.

William Blair & Company, L.L.C.

Portfolio Managers:

Harvey H. Bundy, CFA, Principal

Robert C. Lanphier, Principal

David Ricci, CFA, Principal

Needless to say, the past year has been a difficult time for global markets. The credit crisis that began in earnest last August has grown into a far worse problem than many had imagined. Credit markets seized up as banks became reluctant to lend to each other, to nonfinancial businesses, and to consumers. The drying up of credit was a further blow to an economy already plagued by a shaky housing market and a slowdown in consumer spending. Compounding the issue were fresh

Vanguard Mid-Cap Growth Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
William Blair & Company, L.L.C.	51	449	Uses a fundamental investment approach in pursuit
			of superior long-term investment results from growth-
			oriented companies with leadership positions and
			strong market presence.
Chartwell Investment Partners, L.P.	45	400	Uses a bottom-up, fundamental, research-driven
			stock-selection strategy focusing on companies with
			sustainable growth, strong management teams,
			competitive positions, and outstanding product and
			service offerings. These companies should continually
			demonstrate growth in earnings per share.
Cash Investments	4	32	These short-term reserves are invested by Vanguard
			in equity index products to simulate investment in
			stocks. Each advisor may also maintain a modest
			cash position.

6

signs of slowing growth in emerging economies—an area some once thought would be isolated from the problems in the United States.

These factors combined to send the Russell Midcap Growth Index down –43% over the past 12 months. This weakness was felt across the economy, as nearly all major sectors traded down by –41% to –48%. The “best”-performing sectors were the defensive-natured health care and consumer staples groups, which returned a paltry –30% and –27%, respectively.

Although our portfolio was not immune to the market weakness, it fared better than the Russell Midcap Growth Index over the year. This was primarily the result of strong stock selection in the industrial and information technology sectors. Among industrials, portfolio holdings such as C.H. Robinson Worldwide, a transportation logistics firm, and Stericycle, a medical-waste services company, performed better than the sector as a whole. These companies have superior business models that help insulate them from economic weakness. In addition, the market’s heaviest blows fell on other, more cyclical parts of the industrial sector, such as construction and engineering companies and conglomerates.

Among our information technology holdings, Activision Blizzard, a videogame publisher, was a standout performer thanks to strong sales and its ability to steal market share from its competitors. On the other hand, stock selection in the health care and consumer staples sectors hurt overall performance. Notable detractors included Hologic, a women’s health care company, and Hansen Natural, a beverage company.

Looking forward, we believe that the market has begun to price in a significant economic slowdown or recessionary period. Although equity valuations are at depressed levels, earnings estimates for 2009 most likely remain too optimistic. However, the true extent of the worldwide economic slowdown will hinge on the effectiveness of global policy responses to recent events. In times of such heightened uncertainty, we feel that it is important—perhaps now more than ever—to focus on finding individual companies with durable business franchises.

7

Chartwell Investment Partners

Portfolio Managers:

Edward N. Antoian, CFA, CPA, Managing Partner

Mark J. Cunneen, Managing Partner and Senior Portfolio Manager

“Change” is the BIG theme for the period just ended and for the quarters ahead: change in political direction, change in economic conditions, change in climate patterns, change in global order, change in market leadership. In many important areas of our lives, change has arrived or is on the way, and few are prepared.

All this change ushers in another important theme: “adaptation.” Managements, companies, and even social orders are buffeted by change, but must adapt to new realities to eventually grow and ultimately thrive.

On a relative basis, our portfolio enjoyed some success among business service companies, especially FTI Consulting, whose outsourced services were in great demand during the economic downturn. Stock selection was strong among health care companies and REITs. Low exposure to consumer cyclicals also added value.

Weak spots included energy stocks, which were down across the board as the price of a barrel of oil dropped significantly in response to lower demand amid the economic downturn. Among our holdings that suffered were McDermott International and National Oilwell Varco. Stock selection also detracted from performance in both the consumer services and basic industry areas.

8

Mid-Cap Growth Fund

Fund Profile

As of October 31, 2008

Portfolio Characteristics
		Comparative	Broad
	Fund	Index[1]	Index[2]
Number of Stocks	98	505	4,647
Median Market Cap	$4.1B	$4.9B	$27.5B
Price/Earnings Ratio	17.3x	12.7x	12.8x
Price/Book Ratio	2.7x	2.4x	1.8x
Yield[3]	0.0%	1.3%	2.6%
Return on Equity	19.7%	21.9%	20.4%
Earnings Growth Rate	25.0%	23.7%	17.8%
Foreign Holdings	3.4%	0.0%	0.0%
Turnover Rate	85%	—	—
Expense Ratio
(10/31/2007)[4]	0.56%	—	—
Short-Term Reserves	3.4%	—	—

Sector Diversification (% of equity exposure)
		Comparative	Broad
	Fund	Index[1]	Index[2]
Consumer Discretionary	11.2%	18.0%	8.8%
Consumer Staples	1.9	4.6	11.1
Energy	7.9	10.0	12.5
Financials	8.3	6.2	16.7
Health Care	17.2	13.8	13.7
Industrials	22.8	17.4	11.1
Information Technology	25.8	19.3	15.6
Materials	3.3	4.5	3.4
Telecommunication
Services	1.3	2.7	3.0
Utilities	0.3	3.5	4.1

Volatility Measures[5]
	Fund Versus	Fund Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	0.96	0.93
Beta	0.91	1.16

Ten Largest Holdings[6] (% of total net assets)

DeVry, Inc.	education services	2.8%
Fastenal Co.	trading companies
	and distributors	2.3
Roper Industries Inc.	electrical
	components
	and equipment	2.3
Activision Blizzard, Inc.	home entertainment
	software	2.0
Alliance Data	data processing and
Systems Corp.	outsourced services	2.0
Stericycle, Inc.	environmental and
	facilities services	1.8
FTI Consulting, Inc.	diversified
	commercial and
	professional services	1.6
Southwestern Energy Co.	oil and gas
	exploration and
	production	1.6
Ecolab, Inc.	specialty chemicals	1.5
FLIR Systems, Inc.	electronic equipment
	and instruments	1.5
Top Ten		19.4%

Investment Focus

1 Russell Midcap Growth Index.

2 Dow Jones Wilshire 5000 Index.

3 30-day SEC yield for the fund; annualized dividend yield for the indexes. See the Glossary.

4 The expense ratio shown is from the prospectus dated February 22, 2008. For the fiscal year ended October 31, 2008, the expense ratio was 0.55%.

5 For an explanation of R-squared, beta, and other terms used here, see the Glossary.

6 The holdings listed exclude any temporary cash investments and equity index products.

9

Mid-Cap Growth Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: October 31, 1998–October 31, 2008

Initial Investment of $10,000

		Average Annual Total Returns		Final Value
	Periods Ended October 31, 2008			of a $10,000
	One Year	Five Years	Ten Years	Investment
Mid-Cap Growth Fund[1]	–40.02%	0.39%	6.65%	$19,034
Dow Jones Wilshire 5000 Index	–36.43	0.81	1.27	11,350
Russell Midcap Growth Index	–42.65	–0.18	2.19	12,425
Average Mid-Cap Growth Fund[2]	–42.43	–0.57	3.39	13,952

1 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

2 Derived from data provided by Lipper Inc.

10

Mid-Cap Growth Fund

Fiscal-Year Total Returns (%): October 31, 1998–October 31, 2008

Average Annual Total Returns: Periods Ended September 30, 2008

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

	Inception Date	One Year	Five Years	Ten Years
Mid-Cap Growth Fund[1]	12/31/1997	–23.39%	6.69%	9.15%

1 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

Note: See Financial Highlights table for dividend and capital gains information.

11

Mid-Cap Growth Fund

Financial Statements

Statement of Net Assets

As of October 31, 2008

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (93.0%)[1]
Consumer Discretionary (10.3%)
	DeVry, Inc.	432,130	24,497
*	GameStop Corp. Class A	469,820	12,868
*	Apollo Group, Inc. Class A	171,075	11,891
	Strayer Education, Inc.	52,553	11,891
*	Dollar Tree, Inc.	249,925	9,502
*	Chipotle Mexican Grill, Inc.
	Class B	199,500	8,533
*	Urban Outfitters, Inc.	312,675	6,798
	Darden Restaurants Inc.	214,675	4,759
			90,739
Consumer Staples (1.7%)
	Alberto-Culver Co.	337,970	8,696
*	Hansen Natural Corp.	249,950	6,329
			15,025
Energy (7.4%)
*	Southwestern Energy Co.	386,780	13,777
	Range Resources Corp.	252,535	10,662
*	Forest Oil Corp.	290,510	8,486
	Helmerich & Payne, Inc.	226,590	7,774
*	Superior Energy
	Services, Inc.	361,600	7,709
	Smith International, Inc.	169,251	5,836
*	National Oilwell Varco Inc.	194,121	5,802
*	Ultra Petroleum Corp.	102,240	4,759
			64,805
Exchange-Traded Fund (0.4%)
2	Vanguard Mid-Cap ETF	82,700	3,830

Financials (7.3%)
*	Affiliated Managers
	Group, Inc.	245,290	11,376
*	Interactive Brokers
	Group, Inc.	452,160	9,663
	PartnerRe Ltd.	119,325	8,077
*	Philadelphia Consolidated
	Holding Corp.	136,310	7,973

				Market
				Value•
			Shares	($000)
		Lazard Ltd. Class A	239,485	7,225
		Invesco, Ltd.	445,460	6,642
		Aon Corp.	107,750	4,558
		Platinum Underwriters
		Holdings, Ltd.	132,875	4,217
		People’s United
		Financial Inc.	230,450	4,033
				63,764
Health Care (16.1%)
		Pharmaceutical Product
		Development, Inc.	350,438	10,857
		C.R. Bard, Inc.	121,239	10,699
*		DaVita, Inc.	187,820	10,659
*		St. Jude Medical, Inc.	273,050	10,384
*		IDEXX Laboratories Inc.	290,202	10,212
*		Henry Schein, Inc.	187,945	8,798
*		Alexion
		Pharmaceuticals, Inc.	198,725	8,099
*		Intuitive Surgical, Inc.	46,070	7,960
*		Illumina, Inc.	239,830	7,394
		Shire
		Pharmaceuticals Group
		PLC ADR	182,915	7,216
*		Myriad Genetics, Inc.	110,330	6,961
*		Hologic, Inc.	512,600	6,274
*		Cephalon, Inc.	84,475	6,059
		Perrigo Co.	157,275	5,347
*		Genzyme Corp.	62,750	4,573
*		Qiagen NV	309,840	4,418
*		Express Scripts Inc.	70,650	4,282
*		Waters Corp.	97,125	4,254
*		Medco Health
		Solutions, Inc.	111,600	4,235
	^	Brookdale Senior
		Living Inc.	280,060	2,414
*		United Therapeutics Corp.	8,625	752
				141,847

12

Mid-Cap Growth Fund

			Market
			Value•
		Shares	($000)
Industrials (21.5%)
	Aerospace & Defense (2.6%)
	Precision Castparts Corp.	197,925	12,828
	Rockwell Collins, Inc.	217,572	8,100
*	AerCap Holdings NV	289,468	1,835

	Air Freight & Logistics (1.5%)
	C.H. Robinson
	Worldwide Inc.	163,605	8,471
	Expeditors International of
	Washington, Inc.	150,560	4,916

	Airlines (0.7%)
*	Delta Air Lines Inc.	555,575	6,100

	Commercial Services & Supplies (3.6%)
*	Stericycle, Inc.	272,590	15,927
*	Iron Mountain, Inc.	450,270	10,933
*	Geo Group Inc.	292,250	5,161

	Construction & Engineering (1.6%)
*	Jacobs Engineering
	Group Inc.	206,100	7,508
*	Quanta Services, Inc.	351,350	6,943

	Electrical Equipment (3.9%)
	Roper Industries Inc.	440,640	19,983
	Ametek, Inc.	330,520	10,990
*	SunPower Corp. Class B	107,890	3,195

	Human Resources (2.4%)
*	FTI Consulting, Inc.	241,862	14,088
	The Dun & Bradstreet Corp.	100,197	7,384

	Industrial Conglomerates (0.9%)
*	McDermott
	International, Inc.	458,540	7,855

	Machinery (1.1%)
	Harsco Corp.	203,755	4,823
	Flowserve Corp.	83,400	4,747

	Road & Rail (0.8%)
	J.B. Hunt Transport
	Services, Inc.	254,340	7,231

	Trading Companies & Distributors (2.4%)
	Fastenal Co.	512,207	20,621
			189,639
Information Technology (24.1%)
	Communications Equipment (1.2%)
*	NICE-Systems Ltd. ADR	275,725	6,165
*	F5 Networks, Inc.	173,360	4,303

			Market
			Value•
		Shares	($000)
	Computers & Peripherals (1.4%)
*	NetApp, Inc.	916,185	12,396

	Electronic Equipment & Instruments (4.8%)
*	FLIR Systems, Inc.	401,456	12,887
	Amphenol Corp.	383,100	10,976
*	Mettler-Toledo
	International Inc.	113,075	8,655
*	Dolby Laboratories Inc.	195,880	6,184
*	Trimble Navigation Ltd.	169,342	3,483

	Internet Software & Services (1.2%)
*,^	VistaPrint Ltd.	594,000	10,140

	IT Services (5.8%)
*	Alliance Data
	Systems Corp.	346,150	17,363
*	Cognizant Technology
	Solutions Corp.	607,460	11,663
*	SAIC, Inc.	552,350	10,202
	Paychex, Inc.	283,542	8,092
	Global Payments Inc.	99,880	4,046

	Semiconductors &
	Semiconductor Equipment (2.9%)
*	Silicon Laboratories Inc.	373,085	9,685
*	ON Semiconductor Corp.	1,224,800	6,259
*	Broadcom Corp.	324,350	5,540
	Xilinx, Inc.	208,250	3,836

	Software (6.8%)
*	Activision Blizzard, Inc.	1,410,578	17,576
*	Nuance
	Communications, Inc.	929,786	8,508
*	Autodesk, Inc.	373,150	7,952
*	ANSYS, Inc.	277,675	7,950
*	Citrix Systems, Inc.	259,310	6,682
*	McAfee Inc.	203,625	6,628
*	MICROS Systems, Inc.	275,947	4,699
			211,870
Materials (3.0%)
	Ecolab, Inc.	358,550	13,360
	Airgas, Inc.	203,223	7,796
*	Pactiv Corp.	205,575	4,843
			25,999
Telecommunication Services (1.2%)
*	American Tower Corp.
	Class A	341,165	11,023
Total Common Stocks
(Cost $975,147)			818,541

13

Mid-Cap Growth Fund

		Market
		Value•
	Shares	($000)
Temporary Cash Investments (7.1%)[1]
Money Market Fund (6.8%)
3,4 Vanguard Market
Liquidity Fund, 2.217%	59,828,561	59,829

	Face
	Amount
	($000)
U.S. Government Agency Obligation (0.3%)
5 Federal Home Loan Bank
6 2.576%, 11/24/08	3,000	2,997
Total Temporary Cash Investments
(Cost $62,809)		62,826
Total Investments (100.1%)
(Cost $1,037,956)		881,367
Other Assets and Liabilities (–0.1%)
Other Assets		16,746
Liabilities[4]		(17,534)
		(788)
Net Assets (100%)
Applicable to 74,508,702 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		880,579
Net Asset Value Per Share		$11.82

At October 31, 2008, net assets consisted of:
Amount
($000)
Paid-in Capital	1,247,791
Undistributed Net Investment Income	1,207
Accumulated Net Realized Losses	(205,863)
Unrealized Appreciation (Depreciation)
Investment Securities	(156,589)
Futures Contracts	(5,967)
Net Assets	880,579

•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
^	Part of security position is on loan to broker-dealers. The total value of securities on loan is $4,316,000.

1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 96.2% and 3.9%, respectively, of net assets.

2 Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.

3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

4 Includes $4,377,000 of collateral received for securities on loan.

5 The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government.

6 Securities with a value of $2,997,000 have been segregated as initial margin for open futures contracts.

ADR—American Depositary Receipt.

See accompanying Notes, which are an integral part of the Financial Statements.

14

Mid-Cap Growth Fund

Statement of Operations

Year Ended
October 31, 2008
($000)
Investment Income
Income
Dividends[1]	4,911
Interest[1]	2,641
Security Lending	1,236
Total Income	8,788
Expenses
Investment Advisory Fees—Note B
Basic Fee	2,780
Performance Adjustment	298
The Vanguard Group—Note C
Management and Administrative	3,051
Marketing and Distribution	312
Custodian Fees	18
Auditing Fees	24
Shareholders’ Reports	33
Trustees’ Fees and Expenses	2
Total Expenses	6,518
Expenses Paid Indirectly	(101)
Net Expenses	6,417
Net Investment Income	2,371
Realized Net Gain (Loss)
Investment Securities Sold[1]	(192,207)
Futures Contracts	(10,599)
Realized Net Gain (Loss)	(202,806)
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(358,407)
Futures Contracts	(7,669)
Change in Unrealized Appreciation (Depreciation)	(366,076)
Net Increase (Decrease) in Net Assets Resulting from Operations	(566,511)

1 Dividend income, interest income, and realized net gain (loss) from affiliated companies of the fund were $85,000, $2,541,000, and $0, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

15

Mid-Cap Growth Fund

Statement of Changes in Net Assets

	Year Ended October 31,
	2008	2007
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	2,371	2,589
Realized Net Gain (Loss)	(202,806)	74,464
Change in Unrealized Appreciation (Depreciation)	(366,076)	149,903
Net Increase (Decrease) in Net Assets Resulting from Operations	(566,511)	226,956
Distributions
Net Investment Income	(2,868)	(1,834)
Realized Capital Gain[1]	(66,660)	(111,529)
Total Distributions	(69,528)	(113,363)
Capital Share Transactions
Issued	497,094	526,218
Issued in Lieu of Cash Distributions	67,456	105,477
Redeemed	(336,629)	(249,311)
Net Increase (Decrease) from Capital Share Transactions	227,921	382,384
Total Increase (Decrease)	(408,118)	495,977
Net Assets
Beginning of Period	1,288,697	792,720
End of Period[2]	880,579	1,288,697

1 Includes fiscal 2008 and 2007 short-term gain distributions totaling $36,070,000 and $7,296,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

2 Net Assets—End of Period includes undistributed net investment income of $1,207,000 and $1,704,000.

See accompanying Notes, which are an integral part of the Financial Statements.

16

Mid-Cap Growth Fund

Financial Highlights

For a Share Outstanding	Year Ended October 31,
Throughout Each Period	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$20.90	$19.12	$16.58	$14.28	$14.22
Investment Operations
Net Investment Income (Loss)	.035	.044	.055	.000	(.010)
Net Realized and Unrealized Gain (Loss)
on Investments	(8.024)	4.455	2.490	2.300	.070
Total from Investment Operations	(7.989)	4.499	2.545	2.300	.060
Distributions
Dividends from Net Investment Income	(.045)	(.044)	(.005)	—	—
Distributions from Realized Capital Gains	(1.046)	(2.675)	—	—	—
Total Distributions	(1.091)	(2.719)	(.005)	—	—
Net Asset Value, End of Period	$11.82	$20.90	$19.12	$16.58	$14.28

Total Return[1]	–40.02%	26.39%	15.35%	16.11%	0.42%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$881	$1,289	$793	$562	$442
Ratio of Total Expenses to
Average Net Assets[2]	0.55%	0.56%	0.50%	0.44%	0.45%
Ratio of Net Investment Income (Loss)
to Average Net Assets	0.20%	0.27%	0.26%	0.01%	(0.05%)
Portfolio Turnover Rate	85%	70%	159%	80%	102%

1 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

2 Includes performance-based investment advisory fee increases (decreases) of 0.03%, 0.03%, (0.04%), (0.09%), and (0.05%).

See accompanying Notes, which are an integral part of the Financial Statements.

17

Mid-Cap Growth Fund

Notes to Financial Statements

Vanguard Mid-Cap Growth Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended October 31, 2005–2008), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

18

Mid-Cap Growth Fund

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Chartwell Investment Partners, L.P., and William Blair & Company, L.L.C., each provide investment advisory services to a portion of the fund for fees calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee for Chartwell Investment Partners is subject to quarterly adjustments based on performance since January 31, 2006, relative to the Russell Midcap Growth Index. The basic fee for William Blair & Company, L.L.C. is subject to quarterly adjustments based on performance since July 31, 2006, relative to the Russell Midcap Growth Index.

The Vanguard Group manages the cash reserves of the fund on an at-cost basis.

For the year ended October 31, 2008, the aggregate investment advisory fee represented an effective annual basic rate of 0.23% of the fund’s average net assets before an increase of $298,000 (0.03%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At October 31, 2008, the fund had contributed capital of $101,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.10% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. The fund’s custodian bank has also agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended October 31, 2008, these arrangements reduced the fund’s management and administrative expenses by $97,000 and custodian fees by $4,000. The total expense reduction represented an effective annual rate of 0.01% of the fund’s average net assets.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at October 31, 2008, the fund had $2,546,000 of ordinary income available for distribution. The fund had available realized losses of $205,366,000 to offset future net capital gains through October 31, 2016.

19

Mid-Cap Growth Fund

At October 31, 2008, the cost of investment securities for tax purposes was $1,044,245,000. Net unrealized depreciation of investment securities for tax purposes was $162,878,000, consisting of unrealized gains of $50,377,000 on securities that had risen in value since their purchase and $213,255,000 in unrealized losses on securities that had fallen in value since their purchase.

At October 31, 2008, the aggregate settlement value of open futures contracts expiring in December 2008 and the related unrealized appreciation (depreciation) were:

			($000)
	Number of	Aggregate	Unrealized
	Long (Short)	Settlement	Appreciation
Futures Contracts	Contracts	Value	(Depreciation)
S&P MidCap 400 Index	50	14,210	(4,916)
E-mini S&P MidCap	155	8,810	3
E-mini NASDAQ 100	197	5,268	(1,054)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

F. During the year ended October 31, 2008, the fund purchased $1,102,159,000 of investment securities and sold $941,207,000 of investment securities, other than temporary cash investments.

G. Capital shares issued and redeemed were:

	Year Ended October 31,
	2008	2007
	Shares	Shares
	(000)	(000)
Issued	29,689	27,357
Issued in Lieu of Cash Distributions	3,743	6,062
Redeemed	(20,573)	(13,225)
Net Increase (Decrease) in Shares Outstanding	12,859	20,194

H. In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157 (“FAS 157”), “Fair Value Measurements.” FAS 157 establishes a framework for measuring fair value and expands disclosures about fair value measurements in financial statements.

The various inputs that may be used to determine the value of the fund’s investments are summarized in three broad levels. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

20

Mid-Cap Growth Fund

The following table summarizes the fund’s investments as of October 31, 2008, based on the inputs used to value them:

	Investments	Futures
	in Securities	Contracts
Valuation Inputs	($000)	($000)
Level 1—Quoted prices	878,370	(5,967)
Level 2—Other significant observable inputs	2,997	—
Level 3—Significant unobservable inputs	—	—
Total	881,367	(5,967)

21

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Whitehall Funds and the Shareholders of Vanguard Mid-Cap Growth Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Mid-Cap Growth Fund (the “Fund”) at October 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2008 by correspondence with the custodian and broker, and by agreement to the underlying ownership records for Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 19, 2008

Special 2008 tax information (unaudited) for Vanguard Mid-Cap Growth Fund

This information for the fiscal year ended October 31, 2008, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $30,500,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund are qualified short-term capital gains.

The fund distributed $3,910,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 100.0% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

22

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2008. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Mid-Cap Growth Fund[1]
Periods Ended October 31, 2008
	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	–40.02%	0.39%	6.65%
Returns After Taxes on Distributions	–40.88	–0.35	5.20
Returns After Taxes on Distributions and Sale of Fund Shares	–25.20	0.47	5.45

1 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

23

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended October 31, 2008
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Mid-Cap Growth Fund	4/30/2008	10/31/2008	Period[1]
Based on Actual Fund Return	$1,000.00	$675.43	$2.32
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.43	2.80

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include the account service fee described in the prospectus. If such a fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

1 The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.55%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

24

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

25

Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

26

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

27

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds. Among board members’ responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Chairman of the Board and Trustee

John J. Brennan[1]
Born 1954	Principal Occupation(s) During the Past Five Years: Chairman of the Board and Director/
Trustee Since May 1987;	Trustee of The Vanguard Group, Inc., and of each of the investment companies served
Chairman of the Board	by The Vanguard Group; Chief Executive Officer and President of The Vanguard Group
156 Vanguard Funds Overseen	and of each of the investment companies served by The Vanguard Group (1996–2008).

Independent Trustees

Charles D. Ellis
Born 1937	Principal Occupation(s) During the Past Five Years: Applecore Partners (pro bono ventures
Trustee Since January 2001	in education); Senior Advisor to Greenwich Associates (international business strategy
156 Vanguard Funds Overseen	consulting); Successor Trustee of Yale University; Overseer of the Stern School of Business
at New York University; Trustee of the Whitehead Institute for Biomedical Research.

Emerson U. Fullwood
Born 1948	Principal Occupation(s) During the Past Five Years: Executive Chief Staff and Marketing
Trustee Since January 2008	Officer for North America since 2004 and Corporate Vice President of Xerox Corporation
156 Vanguard Funds Overseen	(photocopiers and printers); Director of SPX Corporation (multi-industry manufacturing), of the United Way of Rochester, and of the Boy Scouts of America.

Rajiv L. Gupta
Born 1945	Principal Occupation(s) During the Past Five Years: Chairman, President, and
Trustee Since December 2001[2]	Chief Executive Officer of Rohm and Haas Co. (chemicals); Board Member of
156 Vanguard Funds Overseen	the American Chemistry Council; Director of Tyco International, Ltd. (diversified manufacturing and services), since 2005.

Amy Gutmann
Born 1949	Principal Occupation(s) During the Past Five Years: President of the University of
Trustee Since June 2006	Pennsylvania since 2004; Professor in the School of Arts and Sciences, Annenberg School
156 Vanguard Funds Overseen	for Communication, and Graduate School of Education of the University of Pennsylvania
since 2004; Provost (2001–2004) and Laurance S. Rockefeller Professor of Politics and
the University Center for Human Values (1990–2004), Princeton University; Director of
Carnegie Corporation of New York since 2005 and of Schuylkill River Development
Corporation and Greater Philadelphia Chamber of Commerce since 2004; Trustee of the National Constitution Center since 2007.

JoAnn Heffernan Heisen
Born 1950	Principal Occupation(s) During the Past Five Years: Corporate Vice President and
Trustee Since July 1998	Chief Global Diversity Officer since 2006, Vice President and Chief Information
156 Vanguard Funds Overseen	Officer (1997–2005), and Member of the Executive Committee of Johnson &
Johnson (pharmaceuticals/consumer products); Director of the University Medical
Center at Princeton and Women’s Research and Education Institute.

André F. Perold
Born 1952	Principal Occupation(s) During the Past Five Years: George Gund Professor of Finance
Trustee Since December 2004	and Banking, Harvard Business School; Senior Associate Dean and Director of Faculty
156 Vanguard Funds Overseen	Recruiting, Harvard Business School; Director and Chairman of UNX, Inc. (equities trading firm); Chair of the Investment Committee of HighVista Strategies LLC (private investment firm) since 2005.

Alfred M. Rankin, Jr.
Born 1941	Principal Occupation(s) During the Past Five Years: Chairman, President, Chief Executive
Trustee Since January 1993	Officer, and Director of NACCO Industries, Inc. (forklift trucks/housewares/lignite); Director
156 Vanguard Funds Overseen	of Goodrich Corporation (industrial products/aircraft systems and services).

J. Lawrence Wilson
Born 1936	Principal Occupation(s) During the Past Five Years: Retired Chairman and Chief Executive
Trustee Since April 1985	Officer of Rohm and Haas Co. (chemicals); Director of Cummins Inc. (diesel engines) and
156 Vanguard Funds Overseen	AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University and of Culver Educational Foundation.

Executive Officers[1]

Thomas J. Higgins
Born 1957	Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.;
Chief Financial Officer	Treasurer of each of the investment companies served by The Vanguard Group; Chief
Since September 2008	Financial Officer of each of the investment companies served by The Vanguard
Treasurer Since July 1998	Group since 2008.
156 Vanguard Funds Overseen

F. William McNabb III
Born 1957	Principal Occupation(s) During the Past Five Years: Chief Executive Officer, Director,
Chief Executive Officer	and President of The Vanguard Group, Inc., since 2008; Chief Executive Officer and
Since August 31, 2008	President of each of the investment companies served by The Vanguard Group since
President Since March 2008	2008; Director of Vanguard Marketing Corporation; Managing Director of The Vanguard
156 Vanguard Funds Overseen	Group (1995–2008).

Heidi Stam
Born 1956	Principal Occupation(s) During the Past Five Years: Managing Director of The Vanguard
Secretary Since July 2005	Group, Inc., since 2006; General Counsel of The Vanguard Group since 2005; Secretary of
156 Vanguard Funds Overseen	The Vanguard Group and of each of the investment companies served by The Vanguard
Group since 2005; Director and Senior Vice President of Vanguard Marketing Corporation
since 2005; Principal of The Vanguard Group (1997–2006).

Vanguard Senior Management Team

R. Gregory Barton	Kathleen C. Gubanich	Michael S. Miller	Ralph K. Packard	George U. Sauter
Mortimer J. Buckley	Paul A. Heller	James M. Norris	Glenn W. Reed

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1	These individuals are “interested persons” as defined in the Investment Company Act of 1940.
2	December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > www.vanguard.com

Fund Information > 800-662-7447	All comparative mutual fund data are from Lipper Inc.
or Morningstar, Inc., unless otherwise noted.
Direct Investor Account Services > 800-662-2739

Institutional Investor Services > 800-523-1036	You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting our website, www.vanguard.com,
Text Telephone for People	and searching for “proxy voting guidelines,” or by
With Hearing Impairment > 800-952-3335	calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, www.sec.gov.
In addition, you may obtain a free report on how your
fund voted the proxies for securities it owned during
This material may be used in conjunction	the 12 months ended June 30. To get the report, visit
with the offering of shares of any Vanguard	either www.vanguard.com or www.sec.gov.
fund only if preceded or accompanied by
the fund’s current prospectus.
You can review and copy information about your fund
at the SEC’s Public Reference Room in Washington, D.C.
CFA® is a trademark owned by CFA Institute.	To find out more about this public service, call the SEC
at 202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
The funds or securities referred to herein are not	copies of this information, for a fee, by sending a
sponsored, endorsed, or promoted by MSCI, and MSCI	request in either of two ways: via e-mail addressed to
bears no liability with respect to any such funds or	publicinfo@sec.gov or via regular mail addressed to the
securities. For any such funds or securities, the	Public Reference Section, Securities and Exchange
prospectus or the Statement of Additional Information	Commission, Washington, DC 20549-0102.
contains a more detailed description of the limited
relationship MSCI has with The Vanguard Group and
any related funds.

Russell is a trademark of The Frank Russell Company.

© 2008 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q3010 122008

Vanguard

Vanguard Selected Value Fund Annual Report

October 31, 2008

>

Vanguard Selected Value Fund returned –37.79% for the 12 months ended October 31, 2008, a disappointing result but ahead of the return of the fund’s benchmark index and the average return for peer funds.

>	The stock market reached a record high shortly before the fiscal year began, then began a volatile slide that ended the year with a particularly severe drop.

>	The fund’s performance reflected the market’s general distress, although the fund’s stock selection helped slow the decline somewhat.

Contents

Your Fund’s Total Returns	1
President’s Letter	2
Advisors’ Report	7
Fund Profile	10
Performance Summary	11
Financial Statements	13
Your Fund’s After-Tax Returns	23
About Your Fund’s Expenses	24
Glossary	26

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Total Returns

Fiscal Year Ended October 31, 2008
	Ticker	Total
	Symbol	Returns
Vanguard Selected Value Fund	VASVX	–37.79%
Russell Midcap Value Index		–38.83
Average Mid-Cap Value Fund[1]		–39.25

Your Fund’s Performance at a Glance
October 31, 2007–October 31, 2008
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Selected Value Fund	$22.11	$12.48	$0.370	$1.550

1 Derived from data provided by Lipper Inc.

1

President’s Letter

Dear Shareholder,

For the 12 months ended October 31, 2008—a period in which “success” was clearly a relative concept—Vanguard Selected Value Fund returned –37.79%. Though this is obviously a disappointing result, the fund’s comparative standards posted even weaker 12-month performances.

Selected Value’s first fiscal-year loss since 2002 came about as the nation faced an unusually challenging series of events in the financial markets. In these gale-force headwinds, the fund held up better than its benchmarks.

If you own shares of the Selected Value Fund in a taxable account, you may wish to review our report of the fund’s after-tax returns on page 23.

Stock prices fell sharply in global upheaval

Global stock markets started the 12-month period near all-time highs, but then declined sharply, laid low by the financial crisis that originated in the fixed income markets. The descent traced a series of jagged ups and downs. During the week ended October 10, for example, the U.S. stock market returned about –18%. When Wall Street opened the following Monday, stocks surged, returning more than 10% over the next six and a half hours.

For the full 12 months, the broad U.S. stock market returned –36.43%; international stocks returned –48.27%. The

2

pain was especially acute in emerging markets—among the strongest performers in recent years—as investors became increasingly risk-averse.

Bond market averages masked disparate returns

The broad U.S. taxable bond market registered an unremarkable return of 0.30% for the 12 months, but by its own typically sedate standards, the dislocations were extreme. The strong performance of U.S. Treasury and government securities was offset by double-digit declines in the corporate bond market. These dynamics led to unusually large differences between the yields of Treasuries and their corresponding private sector securities—both a reflection and a cause of the credit market’s distress. Despite their generally high creditworthiness, municipal bonds also fell in price, with the broad tax-exempt market registering a 12-month return of –3.30%.

The U.S. Federal Reserve Board responded to the turmoil with new lending programs and a dramatic easing of monetary policy. Over the full 12 months, the Fed reduced its target for the federal funds rate from 4.50% to 1.00%.

Financials held up a bit better despite the overall market slide

The Selected Value Fund returned –37.79% for the 12 months in the face of an unusually tough market, and all sectors suffered declines. As disappointing as this performance was, the return of the benchmark index and the average return

Market Barometer
	Average Annual Total Returns
	Periods Ended October 31, 2008
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	–36.80%	–5.51%	0.37%
Russell 2000 Index (Small-caps)	–34.16	–4.79	1.57
Dow Jones Wilshire 5000 Index (Entire market)	–36.43	–5.10	0.81
MSCI All Country World Index ex USA (International)	–48.27	–3.93	5.05

Bonds
Lehman U.S. Aggregate Bond Index (Broad taxable market)	0.30%	3.60%	3.48%
Lehman Municipal Bond Index	–3.30	1.71	2.73
Citigroup 3-Month Treasury Bill Index	2.31	3.93	3.10

CPI
Consumer Price Index	3.66%	2.83%	3.20%

3

of the fund’s peer group suggest that it could have been worse. The fund’s holdings lost a bit less than mid-cap value stocks in general.

The financial and consumer discretionary sectors accounted for somewhat more than a third of Selected Value’s assets and, coincidentally, accounted for somewhat more than a third of the fund’s negative return. Despite the drop in the financial sector’s return, the fund’s holdings declined about 3 percentage points less than that same sector in the benchmark index. The fund’s stock choices in the consumer discretionary sector, which is typically a bellwether of consumer spending cutbacks in economic downturns, included some of the sector’s better performers.

The fund’s tobacco company stocks, its only holdings in the consumer staples sector, helped relative returns; they declined 11%, compared with the 31% drop in the index’s broader group of stocks in this sector. The fund’s stock choices in materials and information technology, however, did not fare as well by comparison.

Don’t lose sight of the long term during short-term ups and downs

The Selected Value Fund’s aggressive strategy can make for sharp swings in year-to-year performance. When we reported to you 12 months ago, the fund had returned 10.15% for the 2007 fiscal year, which seems light-years away from the –37.79% reported for the 2008 fiscal year.

Expense Ratios[1]
Your Fund Compared With Its Peer Group
		Average
		Mid-Cap
	Fund	Value Fund
Selected Value Fund	0.42%	1.41%

1 The fund expense ratio shown is from the prospectus dated February 22, 2008. For the fiscal year ended October 31, 2008, the fund’s expense ratio was 0.38%. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2007.

4

As Vanguard has long advised investors, a sensible way to evaluate an investment is to assess its longer-term performance. That can help you put short-term swings (especially downward swings) in perspective—which may be particularly valuable in trying times like these. However, an investment’s long-term record can be skewed, for better or worse, by the most recent short-term results. A year ago, for example, the Selected Value Fund had reported an average annual return over the previous decade of 8.79%; as of October 2008, the ten-year figure stood at 5.80%, a reflection of the past year’s struggle.

Of course, Selected Value’s recent reversal is a clear disappointment. It’s important to remember that the fund focuses on a relatively small number of mid-cap stocks that the market has deeply discounted but that the advisor believes have high potential for growth. Such an investment approach can be expected to produce ups and downs that are more dramatic than those of the broad U.S. stock market, especially in tumultuous periods such as the past 12 months.

Some principles of investing never go out of style

Over the past year, global financial markets have experienced an unnerving confluence of events. As experienced investors know, selling in a panic, or letting your emotions drive your investment decisions, is often a recipe for disappointment.

Total Returns
Ten Years Ended October 31, 2008
Average
Annual Return
Selected Value Fund	5.80%
Russell Midcap Value Index	5.74
Average Mid-Cap Value Fund[1]	6.36

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

1 Derived from data provided by Lipper Inc.

5

Instead, it’s important to focus on the time-tested principles of balance and diversification, both within and across asset classes. That is why we always encourage you to choose a mix of stock, bond, and money market funds that is consistent with your goals, time horizon, and tolerance for the markets’ inevitable ups and downs—and then try to stick with it. The Selected Value Fund can be an important element of such a diversified portfolio.

Of course, even balanced portfolios of stocks and bonds have faced tough times during the past 12 months. But history suggests that these principles can put you in a good position to achieve long-term investment success.

Thank you for your confidence in Vanguard.

Sincerely,

F. William McNabb III

President and Chief Executive Officer

November 13, 2008

6

Advisors’ Report

For the fiscal year ended October 31, 2008, Vanguard Selected Value Fund returned –37.79%. Your fund is managed by two independent advisors. This provides exposure to distinct, yet complementary, investment approaches, enhancing the fund’s diversification.

The advisors, the percentage and amount of fund assets each manages, and a brief description of their investment strategies are presented in the table below. The advisors have also prepared a discussion of the investment environment that existed during the fiscal period and of how their portfolio positioning reflects this assessment. These comments were prepared on November 12, 2008.

Barrow, Hanley, Mewhinney & Strauss, Inc.

Portfolio Managers:

James P. Barrow, Founding Partner

Mark Giambrone, Partner

This past year has been a difficult and unprecedented period in the markets. Substantial government intervention, illiquid markets, housing declines, and economic concerns have led to high levels of uncertainty and deep sell-offs in most markets, including the equity market. Although this fund has outperformed its benchmark over this time period, it is difficult to find solace in this fact, when all returns are decidedly negative.

Vanguard Selected Value Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Barrow, Hanley, Mewhinney	73	1,771	Conducts fundamental research on individual stocks
& Strauss, Inc.			exhibiting traditional value characteristics: price/earnings
			and price/book ratios below the market average and
			dividend yields above the market average.
Donald Smith & Co., Inc.	24	571	Conducts fundamental research on the lowest
			price-to-tangible-book value companies. Research
			focuses on underlying quality of book value
			and assets, and on long-term earnings potential.
Cash Investments	3	80	These short-term reserves are invested by Vanguard
			in equity index products to simulate investment in
			stocks. Each advisor may also maintain a cash position.

7

In times like these, it is important to assess where we are now and how we may prosper moving forward. We are at a point where the market has indiscriminately sold off and is trading near historic lows for valuations. This means that, although the waters are treacherous, opportunities abound, and the ability to invest at today’s levels should mean very healthy returns in the future. We continue to find unique opportunities and are purchasing stocks of companies that we believe to have very attractive long-term fundamentals that will enhance performance.

We continue to be overweighted in sectors that have tremendous upside in terms of valuation and should have earnings stability, or a meaningful rebound in earnings, once the economy stabilizes. In this market environment, we are not forced to sacrifice quality for valuation and are especially cognizant of good balance sheets and cash flow. This had led us to be overweighted in health care, energy, consumer discretionary, consumer staples, and industrials. Although the market is not willing to pay for quality, the companies with ability also recognize the tremendous opportunities being presented today. For example, one of the companies in the portfolio, UST, is being acquired by Altria Group.

We continue to be underweighted in areas where the current and future environment do not seem particularly attractive relative to valuations or to the current and future stresses in the global economy. We are underweighted in financials, materials, utilities, telecommunication services, and information technology.

Donald Smith & Co., Inc.

Portfolio Managers:

Donald G. Smith, Chief Investment Officer

Richard L. Greenberg, CFA, Vice President

The portfolio at the end of October 2008 continued to meet our criteria of owning a concentrated group of low price-to-tangible book value stocks with attractive long-term earnings potential. The portfolio currently sells at a very inexpensive 50% of tangible book value and 4.5x our estimate of “normalized earnings.” In contrast, the S&P 500 Index sells at over 300% of tangible book value and 11.4x normalized earnings.

In general, our relevant universe of low price-to-book value stocks has not kept up with the market. Our internal studies have shown poor performance for stocks in the lowest decile for price/book value since August 2007; an outside study by Ford Equity Research showed a 42.2% decline for the lowest quintile of price/book stocks for 2008 through October, substantially below the major market indexes. It is not uncommon for low price/book stocks to underperform in times of speculation or when entering a recession. They will usually bottom out in the middle of recessions and outperform substantially as it becomes evident that the recession or bear market is ending.

Companies that have been affected the most by the economic slowdown under-performed; these included Qimonda, Spansion, Semiconductor Manufacturing, and Micron Technology (semiconductors); Dillard’s (retailing); Domtar (paper manu-

8

facturing); and Ashland (chemicals). While an end to the current recession may not yet be visible, we would hope that these stocks, which sell at 10% to 50% of tangible book value, reflect the currently poor news. Utilities (such as Puget Energy and Pinnacle West Capital) and some insurance companies (IPC Holdings, American Financial, and Unum) outperformed the market.

We eliminated positions in three stocks (Dana, Hudson City Bancorp, and XL Capital) and scaled back stocks that had performed well (Flextronics International, IPC Holdings, Pinnacle West Capital, and Unum). We added new stocks to the portfolio, including Ashland, Yamana Gold, Puget Energy, Royal Caribbean Cruises, and Sierra Pacific Resources. We have put a substantial amount of cash to work recently; we are currently finding more attractively valued stocks than we have in many years.

We continue to have large holdings in industries that may suffer less from the housing crisis and the economic slowdown, such as insurance and utilities. In the new companies we purchase, we are paying particular attention to the quality of their balance sheets and their ability to generate cash flow. Overall, we believe that the portfolio, at only one-half of book value, is very attractively valued. We will continue to reduce the cash position as more stocks hit levels that meet our strict investment criteria.

9

Selected Value Fund

Fund Profile

As of October 31, 2008

Portfolio Characteristics
		Comparative	Broad
	Fund	Index[1]	Index[2]
Number of Stocks	61	541	4,647
Median Market Cap	$4.0B	$4.2B	$27.5B
Price/Earnings Ratio	10.2x	12.6x	12.8x
Price/Book Ratio	1.1x	1.1x	1.8x
Yield[3]	3.0%	3.5%	2.6%
Return on Equity	14.7%	13.7%	20.4%
Earnings Growth Rate	15.5%	10.2%	17.8%
Foreign Holdings	7.2%	0.0%	0.0%
Turnover Rate	23%	—	—
Expense Ratio
(10/31/2007)[4]	0.42%	—	—
Short-Term Reserves	7.2%	—	—

Sector Diversification (% of equity exposure)
		Comparative	Broad
	Fund	Index[1]	Index[2]
Consumer Discretionary	19.2%	13.1%	8.8%
Consumer Staples	8.4	8.5	11.1
Energy	6.6	5.6	12.5
Financials	18.0	32.2	16.7
Health Care	9.6	4.9	13.7
Industrials	15.6	7.3	11.1
Information Technology	5.7	6.1	15.6
Materials	3.2	6.5	3.4
Telecommunication
Services	0.1	1.5	3.0
Utilities	13.6	14.3	4.1

Volatility Measures[5]
	Fund Versus	Fund Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	0.94	0.91
Beta	0.85	0.98

Ten Largest Holdings[6] (% of total net assets)

Pinnacle West
Capital Corp.	electric utilities	4.1%
People’s United	thrifts and mortgage
Financial Inc.	finance	3.6
Lorillard, Inc.	tobacco	3.3
Omnicare, Inc.	health care services	3.2
Reynolds American Inc.	tobacco	2.8
Annaly Capital
Management Inc. REIT	mortgage REITs	2.7
Avery Dennison Corp.	office services
	and supplies	2.6
Family Dollar Stores, Inc.	general merchandise
	stores	2.6
International Game	casinos and
Technology	gambling	2.4
Royal Caribbean	hotels, resorts,
Cruises, Ltd.	and cruise lines	2.3
Top Ten		29.6%

Investment Focus

1 Russell Midcap Value Index.

2 Dow Jones Wilshire 5000 Index.

3 30-day SEC yield for the fund; annualized dividend yield for the indexes. See the Glossary.

4 The expense ratio shown is from the prospectus dated February 22, 2008. For the fiscal year ended October 31, 2008, the expense ratio was 0.38%.

5 For an explanation of R-squared, beta, and other terms used here, see the Glossary.

6 The holdings listed exclude any temporary cash investments and equity index products.

10

Selected Value Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: October 31, 1998–October 31, 2008

Initial Investment of $25,000

	Average Annual Total Returns			Final Value
	Periods Ended October 31, 2008			of a $25,000
	One Year	Five Years	Ten Years	Investment
Selected Value Fund[1]	–37.79%	2.61%	5.80%	$43,919
Dow Jones Wilshire 5000 Index	–36.43	0.81	1.27	28,376
Russell Midcap Value Index	–38.83	2.97	5.74	43,697
Average Mid-Cap Value Fund[2]	–39.25	1.18	6.36	46,316

1 Total return figures do not reflect the 1% fee assessed on redemptions after March 23, 2005, of shares held for less than one year, or the 1% fee assessed until March 23, 2005, on shares purchased on or after August 7, 2001, and held for less than five years. Nor do they include the account service fee that may be applicable to certain accounts with balances below $10,000.

2 Derived from data provided by Lipper Inc.

11

Selected Value Fund

Fiscal-Year Total Returns (%): October 31, 1998–October 31, 2008

Average Annual Total Returns: Periods Ended September 30, 2008

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

	Inception Date	One Year	Five Years	Ten Years
Selected Value Fund[1]	2/15/1996	–22.96%	7.89%	9.10%

1 Total return figures do not reflect the 1% fee assessed on redemptions after March 23, 2005, of shares held for less than one year, or the 1% fee assessed until March 23, 2005, on shares purchased on or after August 7, 2001, and held for less than five years. Nor do they include the account service fee that may be applicable to certain accounts with balances below $10,000.

Note: See Financial Highlights table for dividend and capital gains information.

12

Selected Value Fund

Financial Statements

Statement of Net Assets

As of October 31, 2008

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Common Stocks (89.9%)[1]
Consumer Discretionary (17.7%)
Family Dollar Stores, Inc.	2,303,100	61,976
International Game
Technology	4,122,100	57,709
Royal Caribbean
Cruises, Ltd.	4,115,900	55,812
* GameStop Corp. Class A	1,901,700	52,087
The Stanley Works	1,490,600	48,802
Advance Auto Parts, Inc.	1,424,900	44,457
Sherwin-Williams Co.	684,600	38,961
* Hanesbrands Inc.	2,081,400	36,362
Service Corp. International	2,486,200	17,155
^ Dillard’s Inc.	2,451,900	13,069
^ Idearc Inc.	2,835,900	1,078
		427,468
Consumer Staples (7.4%)
Lorillard, Inc.	1,216,600	80,125
Reynolds American Inc.	1,378,200	67,477
UST, Inc.	454,000	30,686
		178,288
Energy (5.7%)
Murphy Oil Corp.	876,400	44,381
El Paso Corp.	3,996,800	38,769
Spectra Energy Corp.	949,100	18,346
Venture Production PLC	2,801,900	18,286
Overseas Shipholding
Group Inc.	472,900	17,772
		137,554
Financials (16.3%)
People’s United
Financial Inc.	5,002,097	87,537
Annaly Capital
Management Inc. REIT	4,721,600	65,630
Willis Group Holdings Ltd.	2,076,800	54,495
Axis Capital Holdings Ltd.	1,746,900	49,752
CNA Financial Corp.	2,050,335	31,903
New York Community
Bancorp, Inc.	1,730,800	27,104
Unum Group	1,285,500	20,247

			Market
			Value•
		Shares	($000)
	CIT Group Inc.	3,684,100	15,252
	IPC Holdings Ltd.	451,341	12,462
	American Financial
	Group, Inc.	490,950	11,159
	American National
	Insurance Co.	140,326	9,581
	National City Corp.	1,969,700	5,318
	XL Capital Ltd. Class A	400,100	3,881
			394,321
Health Care (8.5%)
	Omnicare, Inc.	2,823,100	77,833
	Quest Diagnostics, Inc.	1,011,900	47,357
	Hill-Rom Holdings, Inc.	1,563,075	35,575
*	Coventry Health Care Inc.	1,807,600	23,842
	CIGNA Corp.	1,303,400	21,245
			205,852
Industrials (14.2%)
	Avery Dennison Corp.	1,782,200	62,413
	L-3 Communications
	Holdings, Inc.	654,700	53,142
	Goodrich Corp.	1,309,400	47,872
	Air France KLM ADR	2,952,913	41,991
	Ryder System, Inc.	1,050,700	41,629
	ITT Industries, Inc.	919,900	40,936
	Eaton Corp.	858,600	38,293
	Pitney Bowes, Inc.	717,200	17,772
			344,048
Information Technology (4.8%)
*	Computer Sciences Corp.	1,597,400	48,177
*	Micron Technology, Inc.	7,518,416	35,412
*	Flextronics
	International Ltd.	6,362,009	26,593
*	Semiconductor
	Manufacturing
	International Corp. ADR	4,626,200	4,580
*	Qimonda AG ADR	5,781,964	1,330
*	Spansion Inc. Class A	1,292,500	801
			116,893

13

Selected Value Fund

			Market
			Value•
		Shares	($000)
Materials (2.8%)
	Yamana Gold, Inc.	5,893,500	27,287
*	Domtar Corp.	10,335,800	25,633
	Ashland, Inc.	704,496	15,914
			68,834
Utilities (12.5%)
	Pinnacle West
	Capital Corp.	3,146,653	99,592
	MDU Resources
	Group, Inc.	2,803,600	51,053
	Xcel Energy, Inc.	2,853,900	49,715
	CenterPoint Energy Inc.	3,633,600	41,859
	Puget Energy, Inc.	1,593,963	37,347
*	Reliant Energy, Inc.	2,846,200	14,943
	Sierra Pacific Resources	1,035,700	8,586
			303,095
Total Common Stocks
(Cost $2,938,252)			2,176,353
Temporary Cash Investments (10.7%)[1]
Money Market Fund (10.3%)
2,3	Vanguard Market Liquidity
	Fund, 2.217%	250,051,328	250,051

		Face
		Amount
		($000)
U.S. Agency Obligation (0.4%)
4	Federal Home Loan
	Mortgage Corp.
5	2.268%, 2/18/09	10,000	9,928
Total Temporary Cash Investments
(Cost $259,983)			259,979
Total Investments (100.6%)
(Cost $3,198,235)			2,436,332

Market
Value•
($000)
Other Assets and Liabilities (–0.6%)
Other Assets	7,614
Liabilities[3]	(21,494)
(13,880)
Net Assets (100%)
Applicable to 194,111,660 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	2,422,452
Net Asset Value Per Share	$12.48

At October 31, 2008, net assets consisted of:
Amount
($000)
Paid-in Capital	3,322,617
Undistributed Net Investment Income	61,298
Accumulated Net Realized Losses	(197,182)
Unrealized Appreciation (Depreciation)
Investment Securities	(761,903)
Futures Contracts	(2,378)
Net Assets	2,422,452

•	See Note A in Notes to Financial Statements.

* Non-income-producing security.

^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $3,531,000.

1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 93.2% and 7.4%, respectively, of net assets.

2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

3 Includes $3,967,000 of collateral received for securities on loan.

4 The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government.

5 Securities with a value of $9,928,000 have been segregated as initial margin for open futures contracts.

ADR—American Depositary Receipt.

REIT—Real Estate Investment Trust.

See accompanying Notes, which are an integral part of the Financial Statements.

14

Selected Value Fund

Statement of Operations

Year Ended
October 31, 2008
($000)
Investment Income
Income
Dividends[1,2]	83,056
Interest[2]	12,402
Security Lending	1,222
Total Income	96,680
Expenses
Investment Advisory Fees—Note B
Basic Fee	8,613
Performance Adjustment	(1,302)
The Vanguard Group—Note C
Management and Administrative	5,704
Marketing and Distribution	901
Custodian Fees	63
Auditing Fees	24
Shareholders’ Reports	76
Trustees’ Fees and Expenses	6
Total Expenses	14,085
Expenses Paid Indirectly	(380)
Net Expenses	13,705
Net Investment Income	82,975
Realized Net Gain (Loss)
Investment Securities Sold[2]	(165,033)
Futures Contracts	(27,311)
Foreign Currencies	(42)
Realized Net Gain (Loss)	(192,386)
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(1,511,879)
Futures Contracts	(6,613)
Foreign Currencies	—
Change in Unrealized Appreciation (Depreciation)	(1,518,492)
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,627,903)

1 Dividends are net of foreign withholding taxes of $384,000.

2 Dividend income, interest income, and realized net gain (loss) from affiliated companies of the fund were $8,475,000, $12,095,000, and ($133,313,000), respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

15

Selected Value Fund

Statement of Changes in Net Assets

	Year Ended October 31,
	2008	2007
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	82,975	87,813
Realized Net Gain (Loss)	(192,386)	371,734
Change in Unrealized Appreciation (Depreciation)	(1,518,492)	(21,247)
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,627,903)	438,300
Distributions
Net Investment Income	(80,704)	(65,559)
Realized Capital Gain[1]	(338,084)	(215,117)
Total Distributions	(418,788)	(280,676)
Capital Share Transactions
Issued	428,618	1,140,416
Issued in Lieu of Cash Distributions	371,336	248,158
Redeemed[2]	(1,321,353)	(881,899)
Net Increase (Decrease) from Capital Share Transactions	(521,399)	506,675
Total Increase (Decrease)	(2,568,090)	664,299
Net Assets
Beginning of Period	4,990,542	4,326,243
End of Period[3]	2,422,452	4,990,542

1 Includes fiscal 2008 and 2007 short-term gain distributions totaling $35,553,000 and $25,199,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

2 Net of redemption fees of $1,028,000 and $1,189,000.

3 Net Assets—End of Period includes undistributed net investment income of $61,298,000 and $59,069,000.

See accompanying Notes, which are an integral part of the Financial Statements.

16

Selected Value Fund

Financial Highlights

For a Share Outstanding	Year Ended October 31,
Throughout Each Period	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$22.11	$21.38	$18.99	$16.76	$14.10
Investment Operations
Net Investment Income	.39[1]	.40	.35	.30	.26
Net Realized and Unrealized Gain (Loss)
on Investments	(8.10)	1.70	3.18	2.19	2.66
Total from Investment Operations	(7.71)	2.10	3.53	2.49	2.92
Distributions
Dividends from Net Investment Income	(.37)	(.32)	(.29)	(.26)	(.26)
Distributions from Realized Capital Gains	(1.55)	(1.05)	(.85)	—	—
Total Distributions	(1.92)	(1.37)	(1.14)	(.26)	(.26)
Net Asset Value, End of Period	$12.48	$22.11	$21.38	$18.99	$16.76

Total Return[2]	–37.79%	10.15%	19.38%	14.96%	20.94%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,422	$4,991	$4,326	$3,707	$1,925
Ratio of Total Expenses to
Average Net Assets[3]	0.38%	0.42%	0.45%	0.51%	0.60%
Ratio of Net Investment Income to
Average Net Assets	2.21%	1.74%	1.75%	1.81%	1.78%
Portfolio Turnover Rate	23%	33%	37%	28%	35%

1 Calculated based on average shares outstanding.

2 Total returns do not reflect the 1% fee assessed on redemptions after March 23, 2005, of shares held for less than one year; the 1% fee assessed until March 23, 2005, on shares purchased on or after August 7, 2001, and held for less than five years; or the account service fee that may be applicable to certain accounts with balances below $10,000.

3 Includes performance-based investment advisory fee increases (decreases) of (0.03%), (0.02%), (0.05%), (0.02%), and 0.01%.

See accompanying Notes, which are an integral part of the Financial Statements.

17

Selected Value Fund

Notes to Financial Statements

Vanguard Selected Value Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

18

Selected Value Fund

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended October 31, 2005–2008), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.

B. Barrow, Hanley, Mewhinney & Strauss, Inc., and Donald Smith & Co., Inc., each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee of Barrow, Hanley, Mewhinney & Strauss, Inc., is subject to quarterly adjustments based on performance for the preceding three years relative to the Russell Midcap Value Index. The basic fee of Donald Smith & Co., Inc., is subject to quarterly adjustments based on performance since July 31, 2005, relative to the MSCI Investable Market 2500 Index.

The Vanguard Group manages the cash reserves of the fund on an at-cost basis.

For the year ended October 31, 2008, the aggregate investment advisory fee represented an effective annual basic rate of 0.23% of the fund’s average net assets before a decrease of $1,302,000 (0.03%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At October 31, 2008, the fund had contributed capital of $283,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.28% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. For the year ended October 31, 2008, these arrangements reduced the fund’s expenses by $380,000 (an annual rate of 0.01% of average net assets.)

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are

19

Selected Value Fund

recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended October 31, 2008, the fund realized net foreign currency losses of $42,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized losses to undistributed net investment income.

For tax purposes, at October 31, 2008, the fund had $66,755,000 of ordinary income available for distribution. The fund had available realized losses of $194,512,000 to offset future net capital gains through October 31, 2016.

At October 31, 2008, the cost of investment securities for tax purposes was $3,202,680,000. Net unrealized depreciation of investment securities for tax purposes was $766,348,000, consisting of unrealized gains of $235,574,000 on securities that had risen in value since their purchase and $1,001,922,000 in unrealized losses on securities that had fallen in value since their purchase.

At October 31, 2008, the aggregate settlement value of open futures contracts expiring in December 2008 and the related unrealized appreciation (depreciation) were:

			($000)
	Number of	Aggregate	Unrealized
	Long (Short)	Settlement	Appreciation
Futures Contracts	Contracts	Value	(Depreciation)
E-mini S&P 500 Index	1,225	59,247	2,721
S&P 500 Index	89	21,523	(5,099)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

F. During the year ended October 31, 2008, the fund purchased $781,727,000 of investment securities and sold $1,486,205,000 of investment securities, other than temporary cash investments.

G. Capital shares issued and redeemed were:

	Year Ended October 31,
	2008	2007
	Shares	Shares
	(000)	(000)
Issued	24,952	51,661
Issued in Lieu of Cash Distributions	19,762	11,806
Redeemed	(76,343)	(40,102)
Net Increase (Decrease) in Shares Outstanding	(31,629)	23,365

20

Selected Value Fund

H. Certain of the fund’s investments were in companies that were considered to be affiliated companies of the fund because the fund owned more than 5% of the outstanding voting securities of the company. Transactions during the period in securities of those companies were as follows:

		Current Period Transactions
	Oct. 31, 2007		Proceeds from		Oct. 31, 2008
	Market	Purchases	Securities	Dividend	Market
	Value	at Cost	Sold	Income	Value
	($000)	($000)	($000)	($000)	($000)
First Industrial Realty Trust REIT	110,282	10,841	64,584	7,202	—
The South Financial Group, Inc.	78,750	—	31,287	1,273	—
	189,032			8,475	—

I. In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157 (“FAS 157”), “Fair Value Measurements.” FAS 157 establishes a framework for measuring fair value and expands disclosures about fair value measurements in financial statements.

The various inputs that may be used to determine the value of the fund’s investments are summarized in three broad levels. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the fund’s investments as of October 31, 2008, based on the inputs used to value them:

	Investments	Futures
	in Securities	Contracts
Valuation Inputs	($000)	($000)
Level 1—Quoted prices	2,408,118	(2,378)
Level 2—Other significant observable inputs	28,214	—
Level 3—Significant unobservable inputs	—	—
Total	2,436,332	(2,378)

21

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Whitehall Funds and the Shareholders of Vanguard Selected Value Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Selected Value Fund (the “Fund”) at October 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2008 by correspondence with the custodian and broker, and by agreement to the underlying ownership records for Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 19, 2008

Special 2008 tax information (unaudited) for Vanguard Selected Value Fund

This information for the fiscal year ended October 31, 2008, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $302,533,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

For non-resident alien shareholders, 100% of short-term capital gain dividends distributed by the fund are qualified short-term capital gains.

The fund distributed $64,571,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 74.8% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

22

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2008. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Selected Value Fund[1]
Periods Ended October 31, 2008
	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	–37.79%	2.61%	5.80%
Returns After Taxes on Distributions	–38.79	1.74	4.95
Returns After Taxes on Distributions and Sale of Fund Shares	–22.71	2.51	4.88

1 Total return figures do not reflect the 1% fee assessed on redemptions after March 23, 2005, of shares held for less than one year, or the 1% fee assessed until March 23, 2005, on shares purchased on or after August 7, 2001, and held for less than five years. Nor do they include the account service fee that may be applicable to certain accounts with balances below $10,000.

23

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended October 31, 2008
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Selected Value Fund	4/30/2008	10/31/2008	Period[1]
Based on Actual Fund Return	$1,000.00	$714.78	$1.60
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.34	1.89

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include the 1% fee on redemptions of shares held for less than one year, nor do they include the account service fee described in the prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

1 The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.37%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

24

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

25

Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

26

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

27

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds. Among board members’ responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Chairman of the Board and Trustee

John J. Brennan[1]
Born 1954	Principal Occupation(s) During the Past Five Years: Chairman of the Board and Director/
Trustee Since May 1987;	Trustee of The Vanguard Group, Inc., and of each of the investment companies served
Chairman of the Board	by The Vanguard Group; Chief Executive Officer and President of The Vanguard Group
156 Vanguard Funds Overseen	and of each of the investment companies served by The Vanguard Group (1996–2008).

Independent Trustees

Charles D. Ellis
Born 1937	Principal Occupation(s) During the Past Five Years: Applecore Partners (pro bono ventures
Trustee Since January 2001	in education); Senior Advisor to Greenwich Associates (international business strategy
156 Vanguard Funds Overseen	consulting); Successor Trustee of Yale University; Overseer of the Stern School of Business
at New York University; Trustee of the Whitehead Institute for Biomedical Research.

Emerson U. Fullwood
Born 1948	Principal Occupation(s) During the Past Five Years: Executive Chief Staff and Marketing
Trustee Since January 2008	Officer for North America since 2004 and Corporate Vice President of Xerox Corporation
156 Vanguard Funds Overseen	(photocopiers and printers); Director of SPX Corporation (multi-industry manufacturing), of the United Way of Rochester, and of the Boy Scouts of America.

Rajiv L. Gupta
Born 1945	Principal Occupation(s) During the Past Five Years: Chairman, President, and
Trustee Since December 2001[2]	Chief Executive Officer of Rohm and Haas Co. (chemicals); Board Member of
156 Vanguard Funds Overseen	the American Chemistry Council; Director of Tyco International, Ltd. (diversified manufacturing and services), since 2005.

Amy Gutmann
Born 1949	Principal Occupation(s) During the Past Five Years: President of the University of
Trustee Since June 2006	Pennsylvania since 2004; Professor in the School of Arts and Sciences, Annenberg School
156 Vanguard Funds Overseen	for Communication, and Graduate School of Education of the University of Pennsylvania
since 2004; Provost (2001–2004) and Laurance S. Rockefeller Professor of Politics and
the University Center for Human Values (1990–2004), Princeton University; Director of
Carnegie Corporation of New York since 2005 and of Schuylkill River Development
Corporation and Greater Philadelphia Chamber of Commerce since 2004; Trustee of the National Constitution Center since 2007.

JoAnn Heffernan Heisen
Born 1950	Principal Occupation(s) During the Past Five Years: Corporate Vice President and
Trustee Since July 1998	Chief Global Diversity Officer since 2006, Vice President and Chief Information
156 Vanguard Funds Overseen	Officer (1997–2005), and Member of the Executive Committee of Johnson &
Johnson (pharmaceuticals/consumer products); Director of the University Medical
Center at Princeton and Women’s Research and Education Institute.

André F. Perold
Born 1952	Principal Occupation(s) During the Past Five Years: George Gund Professor of Finance
Trustee Since December 2004	and Banking, Harvard Business School; Senior Associate Dean and Director of Faculty
156 Vanguard Funds Overseen	Recruiting, Harvard Business School; Director and Chairman of UNX, Inc. (equities trading firm); Chair of the Investment Committee of HighVista Strategies LLC (private investment firm) since 2005.

Alfred M. Rankin, Jr.
Born 1941	Principal Occupation(s) During the Past Five Years: Chairman, President, Chief Executive
Trustee Since January 1993	Officer, and Director of NACCO Industries, Inc. (forklift trucks/housewares/lignite); Director
156 Vanguard Funds Overseen	of Goodrich Corporation (industrial products/aircraft systems and services).

J. Lawrence Wilson
Born 1936	Principal Occupation(s) During the Past Five Years: Retired Chairman and Chief Executive
Trustee Since April 1985	Officer of Rohm and Haas Co. (chemicals); Director of Cummins Inc. (diesel engines) and
156 Vanguard Funds Overseen	AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University and of Culver Educational Foundation.

Executive Officers[1]

Thomas J. Higgins
Born 1957	Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.;
Chief Financial Officer	Treasurer of each of the investment companies served by The Vanguard Group; Chief
Since September 2008	Financial Officer of each of the investment companies served by The Vanguard
Treasurer Since July 1998	Group since 2008.
156 Vanguard Funds Overseen

F. William McNabb III
Born 1957	Principal Occupation(s) During the Past Five Years: Chief Executive Officer, Director,
Chief Executive Officer	and President of The Vanguard Group, Inc., since 2008; Chief Executive Officer and
Since August 31, 2008	President of each of the investment companies served by The Vanguard Group since
President Since March 2008	2008; Director of Vanguard Marketing Corporation; Managing Director of The Vanguard
156 Vanguard Funds Overseen	Group (1995–2008).

Heidi Stam
Born 1956	Principal Occupation(s) During the Past Five Years: Managing Director of The Vanguard
Secretary Since July 2005	Group, Inc., since 2006; General Counsel of The Vanguard Group since 2005; Secretary of
156 Vanguard Funds Overseen	The Vanguard Group and of each of the investment companies served by The Vanguard
Group since 2005; Director and Senior Vice President of Vanguard Marketing Corporation
since 2005; Principal of The Vanguard Group (1997–2006).

Vanguard Senior Management Team

R. Gregory Barton	Kathleen C. Gubanich	Michael S. Miller	Ralph K. Packard	George U. Sauter
Mortimer J. Buckley	Paul A. Heller	James M. Norris	Glenn W. Reed

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1	These individuals are “interested persons” as defined in the Investment Company Act of 1940.
2	December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > www.vanguard.com

Fund Information > 800-662-7447	All comparative mutual fund data are from Lipper Inc.
or Morningstar, Inc., unless otherwise noted.
Direct Investor Account Services > 800-662-2739

Institutional Investor Services > 800-523-1036	You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting our website, www.vanguard.com,
Text Telephone for People	and searching for “proxy voting guidelines,” or by
With Hearing Impairment > 800-952-3335	calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, www.sec.gov.
In addition, you may obtain a free report on how your
fund voted the proxies for securities it owned during
This material may be used in conjunction	the 12 months ended June 30. To get the report, visit
with the offering of shares of any Vanguard	either www.vanguard.com or www.sec.gov.
fund only if preceded or accompanied by
the fund’s current prospectus.
You can review and copy information about your fund
at the SEC’s Public Reference Room in Washington, D.C.
The funds or securities referred to herein are not	To find out more about this public service, call the SEC
sponsored, endorsed, or promoted by MSCI, and MSCI	at 202-551-8090. Information about your fund is also
bears no liability with respect to any such funds or	available on the SEC’s website, and you can receive
securities. For any such funds or securities, the	copies of this information, for a fee, by sending a
prospectus or the Statement of Additional Information	request in either of two ways: via e-mail addressed to
contains a more detailed description of the limited	publicinfo@sec.gov or via regular mail addressed to the
relationship MSCI has with The Vanguard Group and	Public Reference Section, Securities and Exchange
any related funds.	Commission, Washington, DC 20549-0102.

CFA® is a trademark owned by CFA Institute.

Russell is a trademark of The Frank Russell Company.

S&P 500 and 500 are trademarks of The McGraw-Hill
Companies, Inc., and have been licensed for use by The
Vanguard Group, Inc. Vanguard mutual funds are not
sponsored, endorsed, sold, or promoted by Standard &
Poor’s, and Standard & Poor’s makes no representation
regarding the advisability of investing in the funds.
© 2008 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q9340 122008

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. The following members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts serving on its Audit Committee, and to be independent: Charles D. Ellis, Rajiv L. Gupta, JoAnn Heffernan Heisen, André F. Perold, Alfred M. Rankin, Jr., and J. Lawrence Wilson.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended October 31, 2008: $100,000

Fiscal Year Ended October 31, 2007: $99,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended October 31, 2008: $3,055,590

Fiscal Year Ended October 31, 2007: $2,835,320

(b) Audit-Related Fees.

Fiscal Year Ended October 31, 2008: $626,240

Fiscal Year Ended October 31, 2007: $630,400

Includes fees billed in connection with assurance and related services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(c) Tax Fees.

Fiscal Year Ended October 31, 2008: $230,400

Fiscal Year Ended October 31, 2007: $215,900

Includes fees billed in connection with tax compliance, planning and advice services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group and related to income and excise taxes.

(d) All Other Fees.

Fiscal Year Ended October 31, 2008: $0

Fiscal Year Ended October 31, 2007: $0

Includes fees billed for services related to risk management and privacy matters. Services were provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(e) (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; and (4) other registered investment companies in the Vanguard Group. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; or (4) other registered investment companies in the Vanguard Group.

(2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g) Aggregate Non-Audit Fees.

Fiscal Year Ended October 31, 2008: $230,400

Fiscal Year Ended October 31, 2007: $215,900

Includes fees billed for non-audit services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(h) For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Not Applicable.

Item 6: Not Applicable.

Item 7: Not Applicable.

Item 8: Not Applicable.

Item 9: Not Applicable.

Item 10: Not Applicable.

Item 11: Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a)	Code of Ethics.
(b)	Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD WHITEHALL FUNDS

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: December 16, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD WHITEHALL FUNDS

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: December 16, 2008

VANGUARD WHITEHALL FUNDS

By:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER

Date: December 16, 2008

* By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on January 18, 2008, see file Number 2-29601, Incorporated by Reference; and pursuant to a Power of Attorney filed on September 26, 2008, see File Number 2-47371, Incorporated by Reference.